                                                                 EXHIBIT 10.(40)


                           SALE AND PURCHASE AGREEMENT



                  THIS SALE AND PURCHASE AGREEMENT (the "Agreement") is made and entered into this 16th day of March, 2000, by and between SHOLODGE, INC., a Tennessee corporation (herein "ShoLodge"), and PRIME HOSPITALITY CORP., a Delaware corporation (herein "Prime").

                              W I T N E S S E T H:

                  WHEREAS, Prime and ShoLodge desire (i) that a wholly-owned subsidiary of Prime acquire a leasehold interest in (A) twenty (20) Sumner Suites hotels which are currently leased from HPT Suite Properties Trust, a Maryland real estate investment trust, to Suite Tenant, Inc., a Tennessee corporation and a wholly-owned subsidiary of ShoLodge, and (B) seven (7) existing Sumner Suites hotels currently owned by wholly-owned subsidiaries of ShoLodge, and (ii) that Prime acquire two (2) sites currently owned by wholly-owned subsidiaries of ShoLodge for development as AmeriSuites hotels.

                  NOW, THEREFORE, in consideration of One Hundred Dollars ($100) paid from Prime to ShoLodge as initial consideration as described herein, the mutual terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

                  1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  "Additional Advance Payments" shall have the meaning set forth in Section 3.2(b).

                  "Additional Buildings" shall have the meaning set forth in
Section 3.1.

                  "Additional Equipment" shall have the meaning set forth in
Section 3.1.

                  "Additional Hotel Operating Assets" shall have the meaning set forth in Section 3.2.

                  "Additional Hotel Operating Assets Transfer Documents" shall have the meaning set forth in Section 3.4



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                  "Additional Hotel Subsidiaries" means the wholly-owned
subsidiaries of ShoLodge which own the Additional HPT Hotels, identified by site as follows:

                  Owner                     Site
                  -----                     ----
                  Carolina Inns, Inc.       Pine Knoll Shores, North Carolina
                  Midwest Inns, Inc.        Indianapolis, Indiana
                  Midwest Inns, Inc.        Kansas City, Missouri
                  Sunshine Inns, Inc.       Orlando, Florida

                  "Additional HPT Hotels" means the Sumner Suites hotels currently operated on the Additional Land.

                  "Additional Inventory" shall have the meaning set forth in
Section 3.2(a).

                  "Additional Land" shall have the meaning set forth in Section 3.1.

                  "Additional Operating Agreements" shall have the meaning set forth in Section 3.2(c).

                  "Additional Property" shall have the meaning set forth in
Section 3.1.

                  "Additional Property Documents" shall have the meaning set forth in Section 3.3.

                  "Advance Payments" means the STI Advance Payments, the Additional Advance Payments and the Texas Advance Payments.

                  "Affiliate" means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of shares, options, warrants, interests, participations or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), by contract or otherwise.

                  "Agreement" means this Sale and Purchase Agreement.

                  "Assets" means collectively the STI Assets, the Additional Property, the Additional Hotel Operating Assets, the Texas Property, the Texas Hotel Operating Assets and the Development Sites.

                  "Benefit Plan" shall have the meaning set forth in Section
15.5.






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



                  "Buildings" means the STI Buildings, the Additional Buildings and the Texas Buildings.

                  "Closing" shall mean the conference to be held at 10:00 a.m., New York, New York time, on the Closing Date, at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, or at such other time and place on the Closing Date as the parties may mutually agree to in writing, at which time the transactions contemplated by this Agreement shall be consummated, or, if permitted as set forth in Section 17.1, at which time one (1) or more of the transactions contemplated by this Agreement shall be consummated.

                  "Closing Date" shall mean the date on which the Closing occurs, and, if the Closing with respect to all transactions contemplated herein does not occur on the same date as contemplated in Section 17.1, the term "Closing Date" with respect to each transaction contemplated herein shall mean the date of the actual Closing with respect to each such transaction.

                  "Closing Documents" means all documents to be executed by Prime, a Prime Subsidiary, ShoLodge or a ShoLodge Subsidiary to consummate the transactions contemplated in this Agreement, including, without limitation, the STI Transfer Documents, the Additional Property Documents, the Additional Hotel Operating Assets Transfer Documents, the Texas Lease, the Texas Hotel Operating Assets Transfer Documents, the Development Site Transfer Documents, the Construction Contract and the Reservation Agreement; provided, however, in the event there is more than one (1) Closing Date as contemplated in Section 17.1, "Closing Documents" for each such Closing Date means only such of the documents as described above as are necessary to consummate the transactions contemplated in this Agreement being closed on such Closing Date.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Construction Contract" shall have the meaning set forth in
Section 7.1.

                  "Development Site Purchase Price" shall have the meaning set forth in Section 6.2.

                  "Development Site Subsidiaries" means the wholly-owned subsidiaries of ShoLodge which own the Development Sites, identified by site as follows:

                           Owner                       Site
                           -----                       ----
                           Delaware Inns, Inc.         Mt. Laurel, New Jersey
                           Virginia Inns, Inc.         Fairfax County, Virginia

                  "Development Site Transfer Documents" shall have the meaning set forth in Section 5.2.

                  "Development Sites" shall have the meaning set forth in
Section 5.1.





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



                  "Due Diligence Period" means the thirty (30) day period commencing on the Effective Date.

                  "Effective Date" shall mean the date this Agreement is fully executed by ShoLodge and Prime.

                  "Encumbrance" means any security interest, pledge, mortgage, lien (including environmental liens), personal property lease, charge, adverse claim or restriction of any kind, including encumbrances or imperfections of title of whatever nature.

                  "Equipment" means the STI Equipment, the Additional Equipment and the Texas Equipment.

                  "ERISA" shall have the meaning set forth in Section 15.5.

                  "Existing HPT Hotels" means the Sumner Suites hotels currently operated on the STI Land.

                  "Financial Information" shall have the meaning set forth in
Section 15.19.

                  "Hendersonville Restriction" shall have the meaning set forth in Section 17.6.

                  "Hotel" and "Hotels" shall mean individually one of the Existing HPT Hotels or one of the Additional HPT Hotels or one of the Texas Hotels and collectively the Existing HPT Hotels, the Additional HPT Hotels and the Texas Hotels.

                  "HPT" means Hospitality Properties Trust, a Maryland real estate investment trust, and its successors and assigns.

                  "HPT Assignment and Security Agreement" means that certain Assignment and Security Agreement dated as of November 19, 1997 between STI and Landlord, as amended by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999 among HPT, Landlord, ShoLodge and STI, together with such subsequent amendments, modifications and supplements thereto as shall have been approved by Prime in writing prior to execution by STI, such approval not to be unreasonably withheld, delayed or conditioned.

                  "HPT Documents" means the HPT Lease and the HPT Incidental Documents.

                  "HPT Estoppel Certificate" means the estoppel certificate from HPT in favor of Prime and the Prime HPT Subsidiary substantially in the form of Exhibit H attached hereto and incorporated herein by this reference.

                  "HPT Incidental Documents" means the HPT Lease Guaranty, the HPT Security Agreement, the HPT Stock Pledge and the HPT Assignment and Security Agreement.






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


                  "HPT Lease" means that certain Lease Agreement dated as of November 19, 1997 between Landlord and STI, as amended by that certain First Amendment to Lease Agreement dated as of March 5, 1999 between Landlord and STI, by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999 among HPT, Landlord, ShoLodge and STI and by that certain Third Amendment to Lease Agreement dated as of March 3, 2000 between Landlord and STI, together with such subsequent amendments, modifications and supplements thereto as shall have been approved by Prime in writing prior to execution by STI, such approval not to be unreasonably withheld, delayed or conditioned.

                  "HPT Lease Amendment" shall have the meaning set forth in
Section 11.6.

                  "HPT Lease Guaranty" means that certain Limited Guaranty Agreement dated as of November 19, 1997 executed by ShoLodge in favor of HPT and Landlord, as amended by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999 among HPT, Landlord, ShoLodge and STI, together with such subsequent amendments, modifications and supplements thereto as shall have been approved by Prime in writing prior to execution by ShoLodge, such approval not to be unreasonably withheld, delayed or conditioned.

                  "HPT Lease Guaranty Deposit" means the "Guaranty Deposit" in the amount of Fourteen Million and No/100 Dollars ($14,000,000.00) deposited by ShoLodge with HPT and Landlord to secure the obligations of ShoLodge under the HPT Lease Guaranty.

                  "HPT Lease Security Deposit" means the "Retained Funds" in the amount of Twenty-One Million Two Hundred Eighty Thousand and No/100 Dollars ($21,280,000.00) deposited by STI with Landlord to secure the obligations of STI under the HPT Lease.

                  "HPT Real Property" means the STI Land, the STI Buildings, the Additional Land and the Additional Buildings.

                  "HPT Security Agreement" means that certain Security Agreement dated as of November 19, 1997 between STI and Landlord, as amended by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999 among HPT, Landlord, ShoLodge and STI and by that certain Second Amendment to Security Agreement dated as of March 3, 2000 between Landlord and STI, together with such subsequent amendments, modifications and supplements thereto as shall have been approved by Prime in writing prior to execution by STI, such approval not to be unreasonably withheld, delayed or conditioned.

                  "HPT Stock Pledge" means that certain Stock Pledge dated as of November 19, 1997 made by ShoLodge in favor of Landlord, as amended by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999 among HPT, Landlord, ShoLodge and STI, together with such subsequent amendments, modifications and supplements thereto as shall have been approved by Prime in writing prior to execution by ShoLodge, such approval not to be unreasonably withheld, delayed or conditioned.






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                  "Indemnified Party" shall have the meaning set forth in
Section 19.4.

                  "Indemnifying Party" shall have the meaning set forth in
Section 19.4.

                  "Initial Consideration" shall have the meaning set forth in
Section 9.3.

                  "Inventory" means the STI Inventory, the Additional Inventory and the Texas Inventory.

                  "Landlord" means HPT Suite Properties Trust, a Maryland real estate investment trust, and its successors and assigns.

                  "Moore" means Moore and Associates, Inc., a Tennessee corporation and a wholly-owned subsidiary of ShoLodge, and its successors and assigns.

                  "Operating Agreements" means the STI Operating Agreements, the Additional Operating Agreements and the Texas Operating Agreements.

                  "Permitted Exceptions" means (a) with respect to all Assets,
(i) liens for taxes, assessments and governmental charges with respect to an Asset not yet due and payable or due and payable but not yet delinquent or as to which adequate reserves are provided therefor, (ii) those Encumbrances contemplated in this Agreement, and (iii) such other Encumbrances as shall be approved or deemed approved by Prime pursuant to Section 12.1; (b) with respect to the HPT Real Property only, the HPT Lease; (c) with respect to the Additional Property only, the HPT Lease as amended or a separate lease as contemplated in
Section 3.3 and in Section 3.8, if applicable; (d) with respect to the Texas Property only, the Texas Lease; (e) with respect to the Hendersonville, Tennessee Hotel only, the Hendersonville Restriction; and (f) with respect to the Real Property only, applicable zoning regulations and ordinances provided the same do not prohibit or impair in any material respect use of such Real Property as a hotel as currently operated or constructed or, as to the Development Sites, as proposed to be operated or constructed.

                  "Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts and other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                  "Post Termination Obligations" shall have the meaning set forth in Section 14.1.

                  "Prime" means Prime Hospitality Corp., a Delaware corporation, and its successors and permitted assigns.

                  "Prime Subsidiaries" means the Prime HPT Subsidiary and the Prime Texas Subsidiary.





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                  "Prime HPT Subsidiary" means the wholly-owned subsidiary of
Prime which acquires the STI Assets and the Additional Hotel Operating Assets and which leases the Additional Property pursuant to this Agreement, and its successors and permitted assigns.

                  "Prime Texas Subsidiary" means the wholly-owned subsidiary of Prime which acquires the Texas Hotel Operating Assets and which leases the Texas Property pursuant to this Agreement, and its successors and permitted assigns.

                  "Purchase Price" shall have the meaning set forth in
Section 6.1.

                  "Real Property" means the STI Land, the STI Buildings, the Additional Land, the Additional Buildings, the Texas Land, the Texas Buildings and the Development Sites.

                  "Reservation Agreement" shall have the meaning set forth in
Section 8.1.

                  "ShoLodge" means ShoLodge, Inc., a Tennessee corporation, and its successors and assigns.

                  "ShoLodge Subsidiaries" means STI, the Additional Hotel Subsidiaries, Southeast, the Development Site Subsidiaries and Moore.

                  "Southeast" means Southeast Texas Inns, Inc., a Tennessee corporation and a wholly-owned subsidiary of ShoLodge, and its successors and assigns.

                  "STI" means Suite Tenant, Inc., a Tennessee corporation and a wholly-owned subsidiary of ShoLodge, and its successors and assigns.

                  "STI Advance Payments" shall have the meaning set forth in
Section 2.1(c).

                  "STI Assets" shall have the meaning set forth in Section 2.1.

                  "STI Buildings" shall have the meaning set forth in Section 2.1(a).

                  "STI Equipment" shall have the meaning set forth in Section 2.1(a).

                  "STI Inventory" shall have the meaning set forth in Section 2.1(b).

                  "STI Operating Agreements" shall have the meaning set forth in
Section 2.1(d).

                  "STI Land" shall have the meaning set forth in Section 2.1(a).

                  "STI Leased Property" shall have the meaning set forth in
Section 2.1(a).

                  "STI Transfer Documents" shall have the meaning set forth in
Section 2.2.

                  "Texas Advance Payments" shall have the meaning set forth in
Section 4.2(b).

                  "Texas Buildings" shall have the meaning set forth in Section 4.1.

                  "Texas Equipment" shall have the meaning set forth in Section 4.1.

                  "Texas Hotel Operating Assets" shall have the meaning set forth in Section 4.2.

                  "Texas Hotel Operating Assets Transfer Documents" shall have the meaning set forth in Section 4.4.

                  "Texas Hotels" means the Sumner Suites hotels currently operated on the Texas Land.

                  "Texas Inventory" shall have the meaning set forth in Section 4.2(a).

                  "Texas Land" shall have the meaning set forth in Section 4.1.

                  "Texas Lease" shall have the meaning set forth in Section 4.3.

                  "Texas Operating Agreements" shall have the meaning set forth in Section 4.2(c).

                  "Texas Property" shall have the meaning set forth in Section 4.1.

                  "Texas Real Property" means the Texas Land and the Texas Buildings.


                                   ARTICLE II
                           SALE OF EXISTING HPT HOTELS

                  2.1 Sale of STI Assets. ShoLodge hereby agrees to cause STI, at the Closing and in the manner specified in Section 2.2 of this Agreement, to sell, convey, transfer, assign and deliver to the Prime HPT Subsidiary, and Prime hereby agrees to cause the Prime HPT Subsidiary, at the Closing and in the manner specified in Section 2.2 of this Agreement, to purchase from STI, all the following (collectively, the "STI Assets"):

                  (a) all right, title and interest of STI in and to the HPT Lease, including, without limitation, the HPT Lease Security Deposit and, except as limited in the last paragraph of Section 19.3, the "FF&E Reserve" created pursuant to the HPT Lease, and in and to (i) that certain real property more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "STI Land"); (ii) any and all buildings, structures and similar improvements erected on, over, upon or under the STI Land on the Closing Date (the "STI Buildings"); and (iii) all furniture, fixtures and equipment located thereon or therein on the Closing Date (the "STI Equipment") (the STI Land, the STI Buildings and the STI Equipment are referred to herein collectively as the "STI Leased Property");





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

                  (b) all merchandise, inventories, materials and supplies used or intended for use or held for use in connection with and located on the Closing Date at the STI Land (collectively, the "STI Inventory");

                  (c) all reservation and advance booking deposits and guest security deposits (including interest, if any, accrued thereon) for guests or future guests of the Existing HPT Hotels existing on the Closing Date (the "STI Advance Payments");

                  (d) to the extent assignable, all of STI's right, title and interest, if any, in and to all service contracts, vendor agreements, maintenance agreements, utility contracts, cable service agreements, advertising agreements, equipment leases and similar operating agreements relating to the Existing HPT Hotels and in effect on the Closing Date (collectively, the "STI Operating Agreements");

                  (e) to the extent assignable, all of STI's right, title and interest, if any, in and to all licenses and permits for the sale and on-premises consumption of liquor and other alcoholic beverages at the Existing HPT Hotels in effect on the Closing Date; and

                  (f) all vehicles owned by STI and located at and used in connection with the Existing HPT Hotels on the Closing Date.

                  2.2 Transfer of STI Assets. The sale, conveyance, transfer, assignment and delivery of the STI Assets hereunder will be effected by the delivery by STI to the Prime HPT Subsidiary at the Closing of the Assignment and Assumption of Lease Agreement in the form of Exhibit E attached hereto and incorporated herein by this reference, the Bill of Sale in the form of Exhibit F attached hereto and incorporated herein by this reference, the Assignment and Assumption of Contracts in the form of Exhibit G attached hereto and incorporated herein by this reference and such other instruments of sale, transfer, assignment and conveyance as STI and the Prime HPT Subsidiary shall reasonably request in form and substance reasonably satisfactory to STI and the Prime HPT Subsidiary (which shall include an assumption by the Prime HPT Subsidiary of all liabilities of STI under the HPT Security Agreement and under the HPT Assignment and Security Agreement which first accrue after the Closing
Date) (such documents being referred to herein as the "STI Transfer Documents"). The STI Assets shall be transferred free and clear of all Encumbrances, but subject to the Permitted Exceptions which relate to the STI Assets and to the STI Operating Agreements. From and after Closing, all liabilities of STI under the STI Operating Agreements and under the instruments creating the Permitted Exceptions which relate to the STI Assets and which first accrue after the Closing Date shall be the responsibility of the Prime HPT Subsidiary.

                  2.3 HPT Lease Guaranty. As a condition to the transfer of the STI Assets from STI to the Prime HPT Subsidiary, Prime will assume all obligations of ShoLodge under the HPT Lease Guaranty which first accrue from and after the Closing Date. ShoLodge will use its best efforts to obtain from HPT and/or Landlord the return of the HPT Lease Guaranty Deposit. If ShoLodge is unable to obtain the return of the HPT Lease Guaranty Deposit from HPT and/or Landlord, Prime will pay to ShoLodge at Closing the sum of Fourteen Million and No/100 Dollars

($14,000,000.00) in cash or other immediately available funds in exchange for the absolute assignment by ShoLodge to Prime of all right, title and interest of ShoLodge in and to the HPT Lease Guaranty Deposit, so long as HPT and Landlord agree or consent to such assignment and so long as the HPT Estoppel Certificate acknowledges that (i) there are no existing defaults nor events which with the giving of notice or the passage of time may become defaults by STI under the HPT Lease nor any cause for HPT or Landlord to offset any obligation of STI under the HPT Lease against the HPT Lease Guaranty Deposit, and (ii) as of the date of the HPT Estoppel Certificate, the HPT Lease Security Deposit is Twenty-One Million Two Hundred Eighty Thousand and No/100 Dollars ($21,280,000.00) and the HPT Lease Guaranty Deposit is Fourteen Million and No/100 Dollars ($14,000,000.00).

                  2.4 Further Assurances. ShoLodge covenants that at the Closing and from time to time after the Closing, it will, upon the reasonable request of the Prime HPT Subsidiary or Prime, cause STI to execute, acknowledge and deliver, and to do or cause to be done, executed, acknowledged and delivered, all such additional documents or actions as may be reasonably required by the Prime HPT Subsidiary or Prime, in order more effectively to sell, convey, transfer, assign and deliver to the Prime HPT Subsidiary the STI Assets in the manner described in Sections 2.1 and 2.2 above, and to carry out the intention and purposes of this Article II and the transactions contemplated hereby and to evidence and preserve the ownership by the Prime HPT Subsidiary of the STI Assets, provided neither ShoLodge nor STI shall incur any liability, cost or expense not contemplated by this Agreement. The provisions of this Section 2.4 shall survive the Closing.

                  2.5 Sumner Suites Name. The Prime HPT Subsidiary shall be allowed to continue operating each of the Existing HPT Hotels as a "Sumner Suites" for a period of not more than nine (9) months from the Closing Date, at which time all Existing HPT Hotels must be converted to another flag at the sole cost and expense of the Prime HPT Subsidiary. The provisions of this Section 2.5 shall survive the Closing.


                                   ARTICLE III
                          SALE OF ADDITIONAL HPT HOTELS

                  3.1 Sale of Additional Property to Landlord. ShoLodge hereby agrees (i) to cause the Additional Hotel Subsidiaries, at the Closing and in the manner specified in Section 3.3 of this Agreement, to sell, convey, transfer, assign and deliver to Landlord all right, title and interest of the Additional Hotel Subsidiaries in and to (A) that certain real property more particularly described on Exhibit B attached hereto and incorporated herein by this reference (the "Additional Land"); (B) any and all buildings, structures and similar improvements erected on, over, upon or under the Additional Land on the Closing Date (the "Additional Buildings"); and (C) all furniture, fixtures and equipment located thereon or therein on the Closing Date (the "Additional Equipment") (the Additional Land, the Additional Buildings and the Additional Equipment are referred to herein collectively as the "Additional Property"); and (ii) to use its best efforts to cause Landlord to lease the Additional Property to the Prime HPT Subsidiary, and, if Landlord agrees to the same, Prime hereby agrees to cause the Prime HPT Subsidiary, at the

Closing and in the manner specified in Section 3.3 of this Agreement, to lease the Additional Property from Landlord.

                  3.2 Sale of Additional Hotel Operating Assets. ShoLodge hereby agrees to cause the Additional Hotel Subsidiaries, at the Closing and in the manner specified in Section 3.4 of this Agreement, to sell, convey, transfer, assign and deliver to the Prime HPT Subsidiary, and Prime hereby agrees to cause the Prime HPT Subsidiary, at the Closing and in the manner specified in Section
3.4 of this Agreement, to purchase from the Additional Hotel Subsidiaries, all the following (collectively, the "Additional Hotel Operating Assets"):

                  (a) all merchandise, inventories, materials and supplies used or intended for use or held for use in connection with and located on the Closing Date at the Additional Land (collectively, the "Additional Inventory");

                  (b) all reservation and advance booking deposits and guest deposits (including interest, if any, accrued thereon) for guests or future guests of the Additional HPT Hotels existing on the Closing Date (the "Additional Advance Payments");

                  (c) to the extent assignable, all of the right, title and interest of the Additional Hotel Subsidiaries, if any, in and to all service contracts, vendor agreements, maintenance agreements, utility contracts, cable service agreements, advertising agreements, equipment leases and similar operating agreements relating to the Additional HPT Hotels and in effect on the Closing Date (collectively, the "Additional Operating Agreements");

                  (d) to the extent assignable, all of the right, title and interest of the Additional Hotel Subsidiaries, if any, in and to licenses and permits for the sale and on-premises consumption of liquor and other alcoholic beverages at the Additional HPT Hotels in effect on the Closing Date; and

                  (e) all vehicles owned by the Additional Hotel Subsidiaries and located at and used in connection with the Additional HPT Hotels on the Closing Date.

Notwithstanding the foregoing, the obligation of the Prime HPT Subsidiary to accept the transfer of any or all of the Additional Hotel Operating Assets shall be conditioned upon the lease of the corresponding Additional Property by the Prime HPT Subsidiary as contemplated in Sections 3.1 and 3.3.

                  3.3 Transfer of Additional Property. The sale, conveyance, transfer, assignment and delivery of the Additional Property hereunder will be effected by the delivery by the Additional Hotel Subsidiaries to Landlord at the Closing of instruments of sale, transfer, assignment and conveyance in form and substance reasonably satisfactory to the Additional Hotel Subsidiaries and Landlord, and the lease of the Additional Property from Landlord to the Prime HPT Subsidiary shall be effected either by an amendment to the HPT Lease or by separate lease which contains terms and provisions reasonably satisfactory to Prime, but Prime shall not have reason to object to any terms and provisions which are in the HPT Lease unless an objection to such terms and provisions is made in accordance with the provisions of Section 12.1; provided, however, the minimum annual rent under such lease with respect to the Additional Property shall be Four Million Three Hundred Sixty-Five Thousand and No/100 Dollars ($4,365,000.00), allocated as set forth in Exhibit P attached hereto and incorporated herein by this reference (such documents being referred to herein as the "Additional Property Documents"). Notwithstanding the foregoing, ShoLodge, by written notice to Prime, may adjust the minimum annual rent for the Additional Property and the allocation thereof by up to ten percent (10%) of the amount thereof per Hotel as long as (i) the aggregate minimum annual rent for the Additional Property and the Texas Property does not exceed Seven Million Four Hundred Twenty-Three Thousand and No/100 Dollars ($7,423,000.00), and (ii) the lease of the Additional Property and the Texas Property shall have the same initial term and renewal options as provided in the HPT Lease. The Additional Property shall be transferred to Landlord and leased by the Prime HPT Subsidiary free and clear of all Encumbrances, but subject to the Permitted Exceptions which relate to the Additional Property and to the Additional Operating Agreements. From and after Closing, all liabilities of the Additional Hotel Subsidiaries under the Additional Operating Agreements and under the instruments creating the Permitted Exceptions which relate to the Additional Property and which first accrue after the Closing Date shall be the responsibility of the Prime HPT Subsidiary.

                  3.4 Transfer of Additional Hotel Operating Assets. The sale, conveyance, transfer, assignment and delivery of the Additional Hotel Operating Assets hereunder will be effected by the delivery by the Additional Hotel Subsidiaries to the Prime HPT Subsidiary at the Closing of the Bill of Sale in the form of Exhibit F attached hereto and incorporated herein by this reference, the Assignment and Assumption of Contracts in the form of Exhibit G attached hereto and incorporated herein by this reference and such other instruments of sale, transfer, assignment and conveyance as an Additional Hotel Subsidiary or the Prime HPT Subsidiary shall reasonably request in form and substance reasonably satisfactory to the Additional Hotel Subsidiaries and the Prime HPT Subsidiary (such documents being referred to herein as the "Additional Hotel Operating Assets Transfer Documents"). The Additional Hotel Operating Assets shall be transferred free and clear of all Encumbrances, but subject to the Permitted Exceptions which relate to the Additional Hotel Operating Assets and to the Additional Operating Agreements. From and after Closing, all liabilities of the Additional Hotel Subsidiaries under the Additional Operating Agreements and under the instruments creating the Permitted Exceptions which relate to the Additional Hotel Operating Assets and which first accrue after the Closing Date shall be the responsibility of the Prime HPT Subsidiary.

                  3.5 Prime Guaranty. Prime will guarantee all obligations of the Prime HPT Subsidiary with respect to the lease of the Additional Property pursuant to an amendment to the HPT Lease Guaranty or a separate instrument which contains terms and provisions reasonably satisfactory to Prime, but Prime shall not have reason to object to any terms and provisions which are in the HPT Lease Guaranty unless an objection to such terms and provisions is made in accordance with the provisions of Section 12.1; provided, however, that (i) the liability of Prime thereunder shall be limited to an amount equal to minimum annual rent for the Additional Property for one (1) year, and (ii) Prime shall not be required to increase the HPT Lease Guaranty Deposit pursuant to the HPT Lease Guaranty (as amended in connection with such transaction) or to deposit a "Guaranty Deposit" in connection with a separate guaranty.

                 3.6 Further Assurances. ShoLodge covenants that at the Closing and from time to time after the Closing, it will, upon the reasonable request of the Prime HPT Subsidiary or Prime, cause the Additional Hotel Subsidiaries to execute, acknowledge and deliver, and to do or cause to be done, executed, acknowledged and delivered, all such additional documents or actions as may be reasonably required by the Prime HPT Subsidiary or Prime, in order more effectively to sell, convey, transfer, assign and deliver to the Prime HPT Subsidiary the Additional Hotel Operating Assets in the manner described in Sections 3.2 and 3.4 above, and to carry out the intention and purposes of this
Article III and the transactions contemplated hereby and to evidence and preserve the ownership by the Prime HPT Subsidiary of the Additional Hotel Operating Assets and the lease by the Prime HPT Subsidiary of the Additional Property, provided neither ShoLodge nor the Additional Hotel Subsidiaries shall incur any liability, cost or expense not contemplated by this Agreement. The provisions of this Section 3.6 shall survive the Closing.

                  3.7 Sumner Suites Name. The Prime HPT Subsidiary shall be allowed to continue operating each of the Additional HPT Hotels as a "Sumner Suites" for a period of not more than nine (9) months from the Closing Date, at which time all Additional HPT Hotels must be converted to another flag at the sole cost and expense of the Prime HPT Subsidiary. The provisions of this
Section 3.7 shall survive the Closing.

                  3.8 Advance HPT Closing. ShoLodge, at its option, may proceed to close the transfer of the Additional Property from the Additional Hotel Subsidiaries to Landlord as contemplated in part (i) of Section 3.1 prior to the Closing. In such event, the Additional Property will be leased from Landlord to STI either by an amendment to the HPT Lease or by separate lease identical to the amendment or separate lease contemplated in Section 3.3 (but with STI as the tenant), and at Closing the interest of STI in the Additional Property will be transferred to the Prime HPT Subsidiary in the same manner as the transfer of the STI Leased Assets contemplated in Article II, including, without limitation, with the same further assurances as set forth in Section 2.4. Without limiting the generality of the foregoing, in such event, ShoLodge agrees to cause STI to sell, convey, transfer, assign and deliver to the Prime HPT Subsidiary, and Prime agrees to cause the Prime HPT Subsidiary, at the Closing, to purchase from STI, all right, title and interest of STI in and to the HPT Lease (as so amended) or the separate lease, as applicable, including without limitation, the amount added to the "Retained Funds" under the HPT Lease if so amended or the "Retained Funds" under such separate lease, as applicable, and, except as limited in the last paragraph of Section 19.3, the "FF&E Reserve" created pursuant to the HPT Lease (as so amended) or the separate lease, as applicable, and in and to the Additional Property, such sale, conveyance, transfer, assignment and delivery of the Additional Property to be effected by the delivery by STI to the Prime HPT Subsidiary at the Closing of the Assignment and Assumption of Lease Agreement in the form of Exhibit E attached hereto and incorporated herein by this reference. Further, in such event, any guaranty by ShoLodge of the lease to STI of the Additional Property (whether by virtue of an amendment to the HPT Lease Guaranty or by separate instrument) shall be treated like the HPT Lease Guaranty as described in Section 2.3 to the extent any such guaranty by ShoLodge is consistent with Section 3.5. At least ten (10) days prior to execution, ShoLodge shall deliver to Prime a copy of the amendment to the HPT Lease or separate lease and a copy of the amendment to the HPT Lease Guaranty or separate instrument as contemplated in this Section 3.8 for Prime's written approval, such approval not to be unreasonably withheld, delayed or conditioned. In no event shall ShoLodge or any ShoLodge Subsidiary execute any such amendment to the HPT Lease or separate lease without Prime's prior written approval.

                  3.9 Direct Lease. ShoLodge, at its option, may cause the Additional Property (or one (1) or more, but less than all, of the Additional HPT Hotels and the portion of the Additional Land, the Additional Buildings and the Additional Equipment relating thereto) to be leased to the Prime Texas Subsidiary by the Additional Hotel Subsidiaries (or the appropriate Additional Hotel Subsidiary or Subsidiaries, if only a portion of the Additional Property is so leased) in the same manner as the Texas Property is leased to the Prime Texas Subsidiary pursuant to Article IV, but with the terms of such lease being consistent with Section 3.3. In such event, all applicable references to the Texas Property in this Agreement shall be deemed to include the Additional Property (or such Additional HPT Hotel or such Additional HPT Hotels and the portion of the Additional Land, the Additional Buildings and the Additional Equipment relating thereto), and all applicable references to Southeast in this Agreement shall be deemed to include the appropriate Additional Hotel Subsidiary or Subsidiaries.

                                   ARTICLE IV
                              SALE OF TEXAS HOTELS

                  4.1 Lease of Texas Property. ShoLodge hereby agrees to cause Southeast, at the Closing and in the manner specified in Section 4.3 of this Agreement, to lease to the Prime Texas Subsidiary, and Prime hereby agrees to cause the Prime Texas Subsidiary, at the Closing and in the manner specified in
Section 4.3 of this Agreement, to lease from Southeast, (A) that certain real property more particularly described on Exhibit C attached hereto and incorporated herein by this reference (the "Texas Land"); (B) any and all buildings, structures and similar improvements erected on, over, upon or under the Texas Land on the Closing Date (the "Texas Buildings"); and (C) all furniture, fixtures and equipment located thereon or therein on the Closing Date (the "Texas Equipment") (the Texas Land, the Texas Buildings and the Texas Equipment are referred to herein collectively as the "Texas Property").

                  4.2 Sale of Texas Hotel Operating Assets. ShoLodge hereby agrees to cause Southeast, at the Closing and in the manner specified in Section
4.4 of this Agreement, to sell, convey, transfer, assign and deliver to the Prime Texas Subsidiary, and Prime hereby agrees to cause the Prime Texas Subsidiary, at the Closing and in the manner specified in Section 4.4 of this Agreement, to purchase from Southeast, all the following (collectively, the "Texas Hotel Operating Assets"):

                  (a) all merchandise, inventories, materials and supplies used or intended for use or held for use in connection with and located on the Closing Date at the Texas Land (collectively, the "Texas Inventory");

                  (b) all reservation and advance booking deposits and guest deposits (including interest, if any, accrued thereon) for guests or future guests of the Texas Hotels existing on the Closing Date (the "Texas Advance Payments");

                  (c) to the extent assignable, all of the right, title and interest of Southeast, if any, in and to all service contracts, vendor agreements, maintenance agreements, utility contracts, cable service agreements, advertising agreements, equipment leases and similar operating agreements relating to the Texas Hotels and in effect on the Closing Date (collectively, the "Texas Operating Agreements");

                  (d) to the extent assignable, all of the right, title and interest of Southeast, if any, in and to licenses and permits for the sale and on-premises consumption of liquor and other alcoholic beverages at the Texas Hotels in effect on the Closing Date; and

                  (e) all vehicles owned by Southeast and located at and used in connection with the Texas Hotels on the Closing Date.

Notwithstanding the foregoing, the obligation of the Prime Texas Subsidiary to accept the transfer of any or all of the Texas Hotel Operating Assets shall be conditioned upon the lease of the Texas Property by the Prime Texas Subsidiary as contemplated in Sections 4.1 and 4.3.

                  4.3 Lease of Texas Property. The lease of the Texas Property from Southeast to the Prime Texas Subsidiary shall be effected by lease (the "Texas Lease") which contains terms and provisions reasonably satisfactory to Prime, but Prime shall not have reason to object to any terms and provisions which are in the HPT Lease unless an objection to such terms and provisions is made in accordance with the provisions of Section 12.1; provided, however, (i) the Prime Texas Subsidiary shall be deemed to have deposited "Retained Funds" in an amount equal to the same multiple of the minimum annual rent under such lease with respect to the Texas Property as is required by Landlord with respect to the Additional Property pursuant to an amendment to the HPT Lease or a separate lease as contemplated in Section 3.3, and (ii) the minimum annual rent under such lease with respect to the Texas Property shall be Three Million Fifty-Eight Thousand and No/100 Dollars ($3,058,000.00), allocated as set forth in Exhibit P attached hereto and incorporated herein by this reference. Notwithstanding the foregoing, ShoLodge, by written notice to Prime, may adjust the minimum annual rent for the Texas Property and the allocation thereof by up to ten percent (10%) of the amount thereof per Hotel as long as (i) the aggregate minimum annual rent for the Additional Property and the Texas Property does not exceed Seven Million Four Hundred Twenty-Three Thousand and No/100 Dollars ($7,423,000.00), and (ii) the lease of the Additional Property and the Texas Property shall have the same initial term and renewal options as provided in the HPT Lease. The obligations of the Prime Texas Subsidiary under the Texas Lease shall be secured by a security interest in the personal property located at the Texas Real Property and in the "FF&E Reserve" created pursuant to the Texas Lease and by a pledge of the stock of the Prime Texas Subsidiary pursuant to documents which contain terms and provisions reasonably satisfactory to Prime, but Prime shall not have reason to object to any terms and provisions which are in the HPT Security Agreement, the HPT Assignment and Security Agreement or the HPT Stock Pledge unless an objection to such terms and provisions is made in accordance with the provisions of Section 12.1. The Texas Property shall be leased by the Prime Texas Subsidiary free and clear of all Encumbrances, but subject to the Permitted Exceptions which relate to the Texas Property and to the Texas Operating Agreements. From and after Closing, all liabilities of Southeast under the Texas Operating Agreements and under the instruments creating the Permitted Exceptions which relate to the Texas Property and which first accrue after the Closing Date shall be the responsibility of the Prime Texas Subsidiary. The obligation of Southeast to deliver the "Retained Funds" upon the expiration of the Texas Lease pursuant to the terms thereof shall be guaranteed by ShoLodge pursuant to an instrument in form and substance reasonably satisfactory to Prime and ShoLodge, but such undertaking by ShoLodge shall terminate upon the transfer of the Texas Property to HPT or an Affiliate of HPT or to another Person whose financial condition is equivalent to or better than that of HPT on the date of such transfer, provided that such transferee has assumed the obligation of Southeast to deliver the "Retained Funds" upon the expiration of the Texas Lease.

                  4.4 Transfer of Texas Hotel Operating Assets. The sale, conveyance, transfer, assignment and delivery of the Texas Hotel Operating Assets hereunder will be effected by the delivery by Southeast to the Prime Texas Subsidiary at the Closing of the Bill of Sale in the form of Exhibit F attached hereto and incorporated herein by this reference, the Assignment and Assumption of Contracts in the form of Exhibit G attached hereto and incorporated herein by this reference and such other instruments of sale, transfer, assignment and conveyance as Southeast or the Prime Texas Subsidiary shall reasonably request in form and substance reasonably satisfactory to Southeast and the Prime Texas Subsidiary (such documents being referred to herein as the "Texas Hotel Operating Assets Transfer Documents"). The Texas Hotel Operating Assets shall be transferred free and clear of all Encumbrances, but subject to the Permitted Exceptions which relate to the Texas Hotel Operating Assets and to the Texas Operating Agreements. From and after Closing, all liabilities of Southeast under the Texas Operating Agreements and under the instruments creating the Permitted Exceptions which relate to the Texas Hotel Operating Assets and which first accrue after the Closing Date shall be the responsibility of the Prime Texas Subsidiary.

                  4.5 Prime Guaranty. Prime will guarantee all obligations of the Prime Texas Subsidiary with respect to the lease of the Texas Property pursuant to an instrument which contains terms and provisions reasonably satisfactory to Prime, but Prime shall not have reason to object to any terms and provisions which are in the HPT Lease Guaranty unless an objection to such terms and provisions is made in accordance with the provisions of Section 12.1; provided, however, that (i) the liability of Prime thereunder shall be limited to an amount equal to minimum annual rent for the Texas Property for one (1) year, and (ii) Prime shall not be required to deposit a "Guaranty Deposit" in connection with such guaranty.

                  4.6 Further Assurances. ShoLodge covenants that at the Closing and from time to time after the Closing, it will, upon the reasonable request of the Prime Texas Subsidiary or Prime, cause Southeast to execute, acknowledge and deliver, and to do or cause to be done, executed, acknowledged and delivered, all such additional documents or actions as may be reasonably required by the Prime Texas Subsidiary or Prime, in order more effectively to sell, convey, transfer, assign and deliver to the Prime Texas Subsidiary the Texas Hotel Operating Assets in the manner described in Sections 4.2 and 4.4 above, and to carry out the intention and purposes of this Article IV and the transactions contemplated hereby and to evidence and preserve the ownership by the Prime Texas Subsidiary of the Texas Hotel Operating Assets and the lease by the Prime Texas Subsidiary of the Texas Property, provided neither ShoLodge nor Southeast shall incur any liability, cost or expense not contemplated by this Agreement. The provisions of this Section 4.6 shall survive the Closing.

                  4.7 Sumner Suites Name. The Prime Texas Subsidiary shall be allowed to continue operating each of the Texas Hotels as a "Sumner Suites" for a period of not more than nine (9) months from the Closing Date, at which time all Texas Hotels must be converted to another flag at the sole cost and expense of the Prime Texas Subsidiary. The provisions of this Section 4.7 shall survive the Closing.

                  4.8 AmeriSuites Name. In the event that the Texas Lease is terminated prior to the expiration of the term thereof due to a breach or default by the Prime Texas Subsidiary, Prime and Southeast shall enter into a license or franchise agreement whereby Southeast is given the right to operate the Texas Hotels as "AmeriSuites" hotels, which agreement shall be the standard license or franchise agreement, if any, then used, or most recently used if a standard license or franchise agreement is not then being used, by Prime to franchise "AmeriSuites" hotels, but with (i) a minimum term of ten (10) years,
(ii) a royalty equal to one-half (1/2) of the standard royalty for "AmeriSuites" franchisees (provided Southeast shall pay full marketing and reservation fees), and (iii) no "initial" fee or "license" fee due upon signing such agreement. The provisions of this Section 4.8 shall survive the Closing.

                  4.9 HPT Lease. ShoLodge, at its option, may cause the Texas Property (or one (1) or more, but less than all, of the Texas Hotels and the portion of the Texas Land, the Texas Buildings and the Texas Equipment relating thereto) to be leased to the Prime HPT Subsidiary by Landlord as if the Texas Property (or the portion thereof) were Additional Property, but with the terms of such lease being consistent with Section 4.3. In such event, all applicable references to the Additional Property in this Agreement shall be deemed to include the Texas Property (or such Texas Hotel or Texas Hotels and the portion of the Texas Land, the Texas Buildings and the Texas Equipment relating thereto), and all applicable references to the Additional Hotel Subsidiaries in this Agreement shall be deemed to include Southeast. The failure of Landlord to lease the Texas Property (or portion thereof) to the Prime HPT Subsidiary, however, shall not constitute a condition precedent to the obligation of ShoLodge to close pursuant to Section 10.6.


                                    ARTICLE V
                            SALE OF DEVELOPMENT SITES

                  5.1 Sale of Development Sites. ShoLodge hereby agrees to cause the Development Site Subsidiaries, at the Closing and in the manner specified in
Section 5.2 of this Agreement, to sell, convey, transfer, assign and deliver to Prime, and Prime hereby agrees, at the Closing and in the manner specified in
Section 5.2 of this Agreement, to purchase from the Development Site Subsidiaries, all right, title and interest of the Development Site Subsidiaries in and to that certain real property more particularly described on Exhibit D attached hereto and incorporated herein by this reference (the "Development Sites").

                  5.2 Transfer of Development Sites. The sale, conveyance, transfer, assignment and delivery of the Development Sites hereunder will be effected by the delivery by the Development Site Subsidiaries to Prime at the Closing of a special warranty deed for each site in the form of Exhibit I attached hereto and incorporated herein by this reference as to the Mt. Laurel, New Jersey site and in the form of Exhibit J attached hereto and incorporated herein by this reference as to the Fairfax County, Virginia site (such deeds being referred to herein as the "Development Site Transfer Documents"). The Development Sites shall be transferred free and clear of all Encumbrances, but subject to the Permitted Exceptions which relate to the Development Sites. From and after Closing, all liabilities of the Development Site Subsidiaries under the instruments creating the Permitted Exceptions which relate to the Development Sites and which first accrue after the Closing Date shall be the responsibility of Prime.


                                   ARTICLE VI
                                  CONSIDERATION

                  6.1 Purchase Price. The total purchase price for the STI Assets, the Additional Hotel Operating Assets, the Texas Hotel Operating Assets and, if applicable, the interest of STI in the Additional Property and the interest of Southeast in the Texas Property shall be Two Million and No/100 Dollars ($2,000,000.00) (the "Purchase Price"). Prime shall pay or cause a Prime Subsidiary, as applicable, to pay the Purchase Price on the Closing Date as follows:

                  (a) Three Hundred Fifty-Two Thousand Eight Hundred Eighty and No/100 Dollars ($352,880.00) in cash or other immediately available funds, to an account or accounts designated by ShoLodge prior to Closing; and

                  (b) One Million Six Hundred Forty-Seven Thousand One Hundred Twenty and No/100 Dollars ($1,647,120.00) by the delivery to ShoLodge or to such other Person as designated by ShoLodge of ShoLodge debt securities which are held currently by Prime or an Affiliate of Prime as follows:

                           (1) Two Hundred Thirty-Eight Thousand and No/100 Dollars ($238,000.00) face value of 9 3/4% senior subordinated notes at 68% of face value;

                           (2) Four Hundred Sixty-One Thousand and No/100 Dollars ($461,000.00) face value of 9.55% senior subordinated notes at 68% of face value; and

                           (3) One Million Eight Hundred Sixty Thousand and No/100 Dollars ($1,860,000.00) face value of 7 1/2% convertible subordinated debentures at 63% of face value.

The Purchase Price shall be allocated among the STI Assets, the Additional Property Operating Assets, the Texas Property Operating Assets and, if applicable, the interest of STI in the

Additional Property and the interest of Southeast in the Texas Property, as set forth on Exhibit N attached hereto and made a part hereof.

                  6.2 Development Site Purchase Price. The total purchase price for the Development Sites shall be Three Million Three Hundred Nineteen Thousand Nine Hundred Thirty and No/100 Dollars ($3,319,930.00) (the "Development Site Purchase Price"), which amount shall be payable by Prime to the Development Site Subsidiaries in cash or other immediately available funds at Closing, One Million Six Hundred Ninety-Seven Thousand Five Hundred Five and No/100 Dollars ($1,697,505.00) for the Mt. Laurel, New Jersey site and One Million Six Hundred Twenty-Two Thousand Four Hundred Twenty-Five and No/100 Dollars ($1,622,425.00) for the Fairfax County, Virginia site.


                                   ARTICLE VII
                              CONSTRUCTION CONTRACT

                  7.1 Construction Contract. At the Closing, Prime shall enter into, and ShoLodge shall cause Moore to enter into, an agreement (the "Construction Contract") in form and substance reasonably satisfactory to Prime and Moore whereby Moore will agree to construct for Prime, and Prime will engage Moore to construct, an AmeriSuites hotel on each Development Site. The Construction Contract shall provide for a fixed price of Seventy-Six Thousand Five Hundred and No/100 Dollars ($76,500.00) per room (including land, building and furniture, fixtures and equipment). The parties acknowledge that the fixed price set forth in the preceding sentence includes the cost of acquisition of the Development Sites, and, thus, the Development Site Purchase Price shall be deducted from the fixed price otherwise payable to Moore during the course of construction (as it will already have been paid to the Development Site Subsidiaries at Closing). Disbursements to Moore of the fixed price less the Development Site Purchase Price will be paid by Prime monthly during construction based upon the percentage of completion, subject to retainage of ten percent (10%). The Construction Contract shall further provide that Moore shall construct on each Development Site a hotel building in accordance with the plans and specifications which have been filed by ShoLodge, Moore or the applicable Development Site Subsidiary with the local building code officials, but with finishes and signage in accordance with the plans and specifications described on Exhibit K attached hereto and incorporated herein by this reference, all in accordance with all applicable laws, regulations, statutes and orders. The parties acknowledge that the Construction Contract shall contain a scheduled completion date, together with delay damages, among other terms, which terms shall be negotiated during the Due Diligence Period. The provisions of this Section 7.1 shall survive the Closing, but any conflict between the terms of this Section 7.1 and the terms of the Construction Contract shall be governed by the Construction Contract.

                                  ARTICLE VIII
                              RESERVATION AGREEMENT

                  8.1 Reservation Agreement. At the Closing, Prime and ShoLodge shall enter into an agreement (the "Reservation Agreement") in form and substance reasonably satisfactory to Prime and ShoLodge whereby ShoLodge will agree to provide to Prime, and Prime will engage ShoLodge to provide, exclusive reservation services for all proprietary brand hotels owned, operated or franchised by Prime or any Affiliate of Prime (including the Sumner Suites hotels acquired by a Prime Subsidiary as contemplated herein, but such Sumner Suites hotels may be removed from the ShoLodge reservation system upon conversion to the AmeriSuites brand in Prime's sole discretion if the Reservation Agreement has not then become effective as described in subparagraph
(d) below). The Reservation Agreement, among other provisions, will contain the following terms:

                  (a) The term of the Reservation Agreement will be for five (5) years from the date the Reservation Agreement becomes effective as described in subparagraph (d) below and ShoLodge begins providing reservation services thereunder for all or all but an insignificant number of such proprietary brand hotels owned, operated or franchised by Prime or any Affiliate of Prime, but Prime will have a right to terminate the Reservation Agreement without penalty at any time upon one hundred twenty (120) days prior written notice to ShoLodge, such notice not to be given earlier than the date two (2) years after the Reservation Agreement becomes effective as described in subparagraph (d) below and ShoLodge begins providing reservation services thereunder for all or all but an insignificant number of such proprietary brand hotels owned, operated or franchised by Prime or any Affiliate of Prime; provided, however, in the event any of the Hotels are removed from the ShoLodge reservation system, such two (2) year period during which notice of termination may not be given shall be extended for a period equal to the shorter of (i) the time one (1) or more of the Sumner Suites hotels acquired by a Prime Subsidiary as contemplated herein is not on the ShoLodge reservation system, or (ii) three (3) months.

                  (b) The Reservation Agreement will provide that Prime will pay a monthly fee to ShoLodge in the amount of one percent (1%) of gross room revenues and will pay customary pass through costs such as commissions and global distribution system fees.

                  (c) The Reservation Agreement will provide that Prime will have the right of first offer and the right of first refusal with respect to any proposed sale by ShoLodge of the reservation system during the term of the Reservation Agreement.

                  (d) The Reservation Agreement shall not become effective until the day after (i) ShoLodge has notified Prime that its reservation system complies with the software and hardware requirements set forth on Exhibit Q hereto and incorporated herein by this reference and (ii) Prime has confirmed in writing that the ShoLodge reservation system does so comply, provided that Prime shall have no more than a ninety
                           (90) day period following ShoLodge's notice to test the system and confirm such compliance with whatever tests Prime desires, in Prime's reasonable discretion.

                  (e) The effective date of the Reservation Agreement must occur within four hundred forty-five (445) days after the date of execution of the Reservation Agreement by ShoLodge and Prime or Prime shall have the option to terminate the Reservation Agreement effective upon written notice thereof to ShoLodge.

                  (f) The Reservation Agreement shall contain performance standards together with termination rights related thereto.

                  (g) The Reservation Agreement will provide that Prime shall have the exclusive right to use the Sumner Suites 1-800 number (1-800-74-SUITE) for the one (1) year period commencing on the initial Closing Date under this Agreement, after which time the right of Prime to use such 1-800 number shall terminate; provided, however, during such one (1) year period, Prime shall cause all calls received on such 1-800 number which relate to a Hotel then operated by ShoLodge or an Affiliate of ShoLodge to be forwarded to the ShoLodge reservation system. ShoLodge shall reimburse to Prime the actual out of pocket cost to Prime to transfer such calls to the ShoLodge reservation system, not to exceed One Dollar ($1.00) per transferred call.

                  8.2 Termination Fee. Prime shall pay any required termination fees to cancel its current agreement for reservation services.

                  8.3 Survival. The provisions of Article VIII shall survive the Closing, but any conflict between the terms of Article VIII and the terms of the Reservation Agreement shall be governed by the Reservation Agreement.


                                   ARTICLE IX
                    PRICE ADJUSTMENTS; INITIAL CONSIDERATION

                  9.1 Closing Adjustments.

                  (a) The cash portion of the Purchase Price described in
Section 6.1(a) and the Development Site Purchase Price, as applicable, shall be increased, by:

                      (i) any cash on hand at the Hotels when a Prime Subsidiary takes possession (any such cash shall be counted by representatives of ShoLodge and Prime on the Closing Date);

                      (ii) any revenue generated by the operation of the Hotels through and including the night before the Closing Date arising from accounts receivable with respect to guests of the Hotels then in occupancy which in the normal course of business would be received after the Closing (the amount of such revenue to be determined by representatives of ShoLodge and Prime on the Closing Date);

                      (iii) amounts paid prior to Closing for any ad valorem real estate taxes and assessments relating to the Real Property on account of any period from and after 12:01 a.m. of the Closing Date;

                      (iv) personal property taxes, gross receipts taxes, sales taxes, excise taxes, hotel occupancy taxes or other similar taxes (but excluding income and franchise taxes), if any, relating to the Assets paid prior to Closing on account of any period from and after 12:01 a.m. of the Closing Date;

                      (v) amounts paid prior to Closing under any Operating Agreement, the HPT Lease (including, if applicable, as amended, or pursuant to the separate lease contemplated in Section 3.8) or any instrument creating a Permitted Exception on account of any period from and after 12:01 a.m. of the Closing Date;

                      (vi) accrued but unpaid interest earnings on the HPT Lease Guaranty Deposit for any period prior to 12:01 a.m. of the Closing Date (if such HPT Lease Guaranty Deposit is not returned from HPT and/or Landlord to ShoLodge or STI);

                      (vii) any utility deposits relating to the Assets which are transferred and remain on deposit after Closing for the benefit of a Prime Subsidiary or Prime, as applicable; and

                      (viii) any other charges or fees customarily prorated by a credit to the seller in the jurisdiction in which the Real Property is situated, on customary terms.

                  (b) The cash portion of the Purchase Price described in
Section 6.1(a) and the Development Site Purchase Price, as applicable, shall be decreased, by:

                      (i) any Advance Payments retained by STI, an Additional Hotel Subsidiary, or Southeast, as applicable;

                      (ii) unpaid ad valorem real estate taxes and assessments relating to the Real Property on account of any period prior to 12:01 a.m. of the Closing Date;

                      (iii) unpaid personal property taxes, gross receipts taxes, sales taxes, excise taxes, hotel occupancy taxes or other similar taxes (but excluding income and franchise taxes), if any, relating to the Assets payable on account of any period prior to 12:01 a.m. of the Closing Date;

                      (iv) unpaid amounts payable under any Operating Agreement (ShoLodge shall use its best efforts to cause all amounts due under the Operating Agreements to be paid to the Closing Date), the HPT Lease (including, if applicable, as amended, or pursuant to the separate lease contemplated in
Section 3.8) or any instrument creating a Permitted Exception on account of any period prior to 12:01 a.m. of the Closing Date (for this purpose "Additional Rent" (as defined in the HPT Lease) shall be calculated based on the "Total Hotel Sales" (as defined in the HPT Lease) for the current year to the Closing Date compared to "Base Total Hotel Sales" (as defined in the HPT Lease) for the similar period of the applicable "Base Year" (as defined in the HPT Lease)); and

                      (v) unpaid rates, rents and charges for sewer, water, gas, electricity, telephone and other utility services provided to the Hotels for any period prior to 12:01 a.m. of the Closing Date (ShoLodge shall use commercially reasonable efforts to cause meters to be read as of the Closing Date);

                      (vi) accrued but unpaid benefits due to employees of the Hotels who are hired by Prime or a Prime Subsidiary, as applicable, which are not paid by STI, ShoLodge or an Affiliate of ShoLodge directly to such employees upon termination of employment; and

                      (vii) any other charges or fees customarily prorated by a charge to the seller in the jurisdiction in which the Real Property is situated, on customary terms.

                  (c) The intent of the foregoing is to credit or charge, as the case may be, STI, the Additional Hotel Subsidiaries, Southeast or the Development Subsidiaries, as applicable, with all revenues and expenses respecting the Assets which are attributable to operations before the Closing Date and to credit or charge, as the case may be, Prime or a Prime Subsidiary, as applicable, with all such revenues and expenses attributable to operations on and after the Closing Date. At Closing, STI, the Additional Hotel Subsidiaries and Southeast, as applicable, shall provide the Prime HPT Subsidiary and the Prime Texas Subsidiary, as applicable, with a list setting forth advance guest bookings, conventions, meetings and any other booking commitments for the period from and after the Closing Date.

                  9.2 Post-Closing Adjustments. If at any time following the Closing Date, the calculation of an item listed in Section 9.1 above shall prove to be incorrect or an item is discovered which should have been included in the adjustments but which was omitted therefrom, the Person in whose favor the error or omission was made shall pay the sum necessary to correct such error or omission to the Person entitled to such payment promptly following receipt of proof of such error or omission from such Person entitled to such payment, provided that such proof is delivered to the Person from whom payment is requested within thirty (30) days of the Closing Date. The adjustment of "Additional Rent" pursuant to Section 9.1(b)(iv), however, shall be final and shall not be further adjusted regardless of the actual amount of "Additional Rent" for the year in which the Closing Date occurs.

                  If the amount of real estate taxes or assessments for the current year is not known on the Closing Date, then the taxes or assessments shall be apportioned on the basis of the taxes assessed for the preceding year or some reasonable assessment agreed by the parties if a Hotel is in its first year of operation. Notwithstanding the foregoing thirty (30) day limitation, the amounts as computed shall be adjusted when the final tax assessment and tax rates are determined.

                  Subject to the limitations set forth herein, the provisions of this Section 9.2 shall survive the Closing.

                  9.3 Initial Consideration. On the date of execution of this Agreement by Prime, Prime will deliver to ShoLodge a check in the amount of One Hundred and No/100 Dollars ($100.00) as initial consideration for any option granted in this Agreement (the "Initial Consideration"). The Initial Consideration is non-refundable and shall be retained by ShoLodge regardless of whether or not this Agreement is terminated pursuant to a right to do so hereunder.

                                    ARTICLE X
               CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SHOLODGE

                  Each and every obligation of ShoLodge and the ShoLodge Subsidiaries to be performed hereunder shall be subject to the satisfaction, prior to or on the date on which performance is due, of the following express conditions precedent:

                  10.1 Compliance with Agreement. Prime and the Prime Subsidiaries shall have performed and complied in all respects with all of their obligations under this Agreement which are to have been performed or complied with by Prime or the Prime Subsidiaries, as applicable, as of such date.

                  10.2 Representations and Warranties. The representations and warranties made by Prime in this Agreement shall have been true and correct in all material respects and such representations and warranties shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

                  10.3 Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken by Prime or a Prime Subsidiary, as applicable, in connection with the performance of this Agreement and all Closing Documents to be executed by Prime and/or a Prime Subsidiary shall be complete to the reasonable satisfaction of ShoLodge and ShoLodge's attorneys, and Prime and the Prime Subsidiaries, as applicable, shall have made available to ShoLodge for examination the originals or true and correct copies of all documents relating to such proceedings which ShoLodge may reasonably request in connection with the transactions contemplated by this Agreement.

                  10.4 Deliveries at Closing. Prime and the Prime Subsidiaries, as applicable, shall have delivered or caused to be delivered to ShoLodge the Closing Documents to be executed by

Prime and/or a Prime Subsidiary, each properly executed, acknowledged or notarized, if appropriate, and dated as of the Closing Date or such other date as the parties shall agree, including, without limitation, the Construction Contract (in form and substance reasonably satisfactory to Moore and including, without limitation, those provisions set forth in Section 7.1) and the Reservation Agreement (in form and substance reasonably satisfactory to ShoLodge and including, without limitation, those provisions set forth in Section 8.1).

                  10.5 Other Documents. Prime and the Prime Subsidiaries, as applicable, shall have delivered to ShoLodge or caused to be delivered to ShoLodge such certificates and documents of officers of Prime and the Prime Subsidiaries, as applicable, and public officials as shall be reasonably requested by ShoLodge's counsel to establish the existence and good standing of Prime and the Prime Subsidiaries, as applicable, and the due authorization and enforceability of this Agreement and the Closing Documents to be executed by Prime and/or a Prime Subsidiary, and the authorization of the transactions and performance contemplated hereby and thereby by Prime and the Prime Subsidiaries.

                  10.6 HPT Closing. All transactions with HPT and Landlord as contemplated in this Agreement, including, without limitation, the agreement or consent of Landlord and HPT to the assignment by STI to the Prime HPT Subsidiary of all of STI's right, title and interest in and to the HPT Lease, the amendment of the HPT Lease and related documents to reflect the transfer of the STI Leased Property and, if applicable, the Additional Property (as contemplated in Section 3.8) from STI to the Prime HPT Subsidiary and the change of the brand from "Sumner Suites" to "AmeriSuites", the release by Landlord of STI of and from any liability under the HPT Lease and related documents (including, without limitation, any separate lease as contemplated in Section 3.8), the substitution of a pledge of the stock of the Prime HPT Subsidiary for the existing pledge of the stock of STI to Landlord, the release by HPT and Landlord of ShoLodge of and from any liabilities under the HPT Lease Guaranty and, if applicable, any separate guaranty (as contemplated in Section 3.8), if applicable, the agreement or consent of HPT and Landlord to the absolute assignment by ShoLodge to Prime of all of ShoLodge's right, title and interest in and to the HPT Lease Guaranty Deposit, the transfer and conveyance of the Additional Property from the Additional Hotel Subsidiaries to Landlord and, if applicable, the removal of any Hotel from the HPT Lease or a separate lease (as contemplated in Section 3.8) to accomplish a partial termination of this Agreement pursuant to Section 13.3 or
Section 13.4 (with minimum annual rent reduced by the applicable amount set forth in Exhibit C to the HPT Lease or set forth in Exhibit P attached hereto and incorporated herein by this reference, as applicable), shall have closed pursuant to documents in form and substance reasonably satisfactory to ShoLodge. Further, the HPT Estoppel Certificate shall acknowledge that (i) there are no existing defaults nor events which with the giving of notice or the passage of time may become defaults by STI under the HPT Lease nor any cause for HPT or Landlord to offset any obligation of STI under the HPT Lease against the HPT Lease Guaranty Deposit, and (ii) as of the date of the HPT Estoppel Certificate the HPT Lease Security Deposit is Twenty-One Million Two Hundred Eighty Thousand and No/100 Dollars ($21,280,000.00) and the HPT Lease Guaranty Deposit is Fourteen Million and No/100 Dollars ($14,000,000.00).

                  10.7 Opinions of Counsel. ShoLodge shall have received a written opinion from counsel to Prime regarding the organization and authority of Prime and the Prime Subsidiaries, the due execution and delivery of this Agreement and the Closing Documents by Prime and the Prime Subsidiaries, as applicable, and such other matters with respect to the transactions contemplated by this Agreement as ShoLodge may reasonably require, which opinion may have customary and reasonable assumptions and qualifications.

                  In the event that the conditions to the performance by ShoLodge and the ShoLodge Subsidiaries have not occurred by the Closing Date, ShoLodge may terminate this Agreement by delivering written notice to Prime. Thereafter, Prime and ShoLodge shall be released and relieved of all further obligations, liabilities and claims hereunder, other than the performance by each party of its Post Termination Obligations, and, as to a failure or refusal by Prime to perform Prime's obligations hereunder, other than the right of ShoLodge to pursue a suit for damages as described in Section 19.5(b)(i).

                                   ARTICLE XI
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PRIME

                  Each and every obligation of Prime and the Prime Subsidiaries to be performed hereunder shall be subject to the satisfaction prior to or on the Closing Date of the following express conditions precedent:

                  11.1 Compliance with Agreement. ShoLodge and the ShoLodge Subsidiaries shall have performed and complied in all respects with all of their obligations under this Agreement which are to have been performed or complied with by ShoLodge or the ShoLodge Subsidiaries, as applicable, prior to or on such Closing Date.

                  11.2 Representations and Warranties. The representations and warranties made by ShoLodge in this Agreement shall have been true and correct in all material respects and such representations and warranties shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

                  11.3 Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken by ShoLodge or a ShoLodge Subsidiary, as applicable, in connection with the performance of this Agreement and all Closing Documents to be executed by ShoLodge and/or a ShoLodge Subsidiary shall be complete to the reasonable satisfaction of Prime and Prime's attorneys, and ShoLodge and the ShoLodge Subsidiaries, as applicable, shall have made available to Prime for examination the originals or true and correct copies of all documents relating to such proceedings which Prime may reasonably request in connection with the transactions contemplated by this Agreement.

                  11.4 Deliveries at Closing. ShoLodge and the ShoLodge Subsidiaries, as applicable, shall have delivered or caused to be delivered to Prime the Closing Documents to be executed by ShoLodge and/or a ShoLodge Subsidiary, each properly executed, acknowledged or notarized, if appropriate, and dated as of the Closing Date or such other date as the parties shall agree, including, without limitation, the Construction Contract (in form and substance reasonably satisfactory to Prime and including, without limitation, those provisions set forth in Section 7.1) and the Reservation Agreement (in form and substance reasonably satisfactory to Prime and including, without limitation, those provisions set forth in Section 8.1.

                  11.5 Other Documents. ShoLodge and the ShoLodge Subsidiaries, as applicable, shall have delivered to Prime or caused to be delivered to Prime such certificates and documents of officers of ShoLodge and the ShoLodge Subsidiaries, as applicable, and public officials as shall be reasonably requested by counsel to Prime to establish the existence and good standing of ShoLodge and the ShoLodge Subsidiaries, as applicable, and the due authorization and enforceability of this Agreement and the Closing Documents to be executed by ShoLodge and/or a ShoLodge Subsidiary, and the authorization of the transactions and performance contemplated hereby and thereby by ShoLodge and the ShoLodge Subsidiaries, as applicable.

                  11.6 HPT Closing. All transactions with HPT and Landlord as contemplated in this Agreement, including, without limitation, the agreement or consent of Landlord and HPT to the assignment by STI to the Prime HPT Subsidiary of all of STI's right, title and interest in and to the HPT Lease, the amendment of the HPT Lease and related documents (i) to acknowledge the assignment of STI's interest in the HPT Lease and the STI Leased Property and, if applicable, the Additional Property (as contemplated in Section 3.8) from STI to the Prime HPT Subsidiary, (ii) to add the Additional Properties to the properties leased from Landlord to STI (and the Prime HPT Subsidiary) by the HPT Lease, if applicable, (iii) to remove any Hotel from the HPT Lease to accomplish a partial termination of this Agreement pursuant to Section 13.3 or Section 13.4 (with minimum annual rent reduced by the applicable amount set forth in Exhibit C to the HPT Lease or set forth in Exhibit P attached hereto and incorporated herein by this reference, as applicable), (iv) to reflect the change of the brand from "Sumner Suites" to "AmeriSuites", and (v) to make such other modifications as Prime or the Prime HPT Subsidiary reasonably may request consistent with the provisions of this Agreement prior to the expiration of the Due Diligence Period (such amendment being referred to herein as the "HPT Lease Amendment"), the substitution of a pledge of the stock of the Prime HPT Subsidiary for the existing pledge of the stock of STI to Landlord, the transfer and conveyance of the Additional Property from the Additional Hotel Subsidiaries to Landlord, if applicable, and, if applicable, the lease by separate document of the Additional Property from Landlord to the Prime HPT Subsidiary, shall have closed pursuant to documents in form and substance reasonably satisfactory to Prime. Further, Prime shall have received the executed HPT Estoppel Certificate which acknowledges that (i) there are no existing defaults nor events which with the giving of notice or the passage of time may become defaults by STI under the HPT Lease nor any cause for HPT or Landlord to offset any obligation of STI under the HPT Lease against the HPT Lease Guaranty Deposit, and (ii) as of the date of the HPT Estoppel Certificate the HPT Lease Security Deposit is Twenty-One Million Two Hundred Eighty Thousand and No/100 Dollars ($21,280,000.00) and the HPT Lease Guaranty Deposit is Fourteen Million and No/100 Dollars ($14,000,000.00).

                  11.7 Condition of Assets.

                       (a) All of the Assets shall be in substantially the same physical condition (including, without limitation, with respect to the environmental condition of the Assets) as on the last day of the Due Diligence Period, ordinary wear and tear excepted;

                       (b) No material default or event which with the giving of notice and/or the lapse of time could constitute a material default shall have occurred and be continuing under any Operating Agreement; and

                       (c) All material licenses, permits and other authorizations necessary for the current use, occupancy and operation of the Assets shall be in full force and effect in all material respects, including, without limitation, any licenses and permits for the sale and on- premises consumption of liquor and other alcoholic beverages.

                  11.8 Opinions of Counsel. Prime shall have received a written opinion from counsel to ShoLodge regarding the organization and authority of ShoLodge and the ShoLodge Subsidiaries, the due execution and delivery of this Agreement and the Closing Documents by ShoLodge and the ShoLodge Subsidiaries, as applicable, and such other matters with respect to the transactions contemplated by this Agreement as Prime may reasonably require, which opinion may have customary and reasonable assumptions and qualifications.

                  11.9 Security Deposit. Any addition to the HPT Lease Security Deposit or any "Retained Funds" required to be deposited pursuant to a separate lease, as applicable, with respect to the lease of the Additional Property from Landlord to STI or the Prime HPT Subsidiary, as applicable, shall be deposited by ShoLodge or a ShoLodge Affiliate with Landlord on or prior to the Closing Date.

                  11.10 Resolution of Prime Objections. ShoLodge shall have completed, to the reasonable satisfaction of Prime, the resolution of "unacceptable items" identified pursuant to Sections 12.1 and 12.2 of this Agreement which ShoLodge undertakes to resolve pursuant to such sections.

                  11.11 Title Policies for Development Sites. A title company reasonably satisfactory to Prime shall be prepared, subject only to payment of the applicable premium, endorsement and related fees and delivery of related conveyance documents in recordable form, to issue title insurance policies insuring Prime concerning the Development Sites, subject only to the Permitted Exceptions.

                  In the event that the conditions to the performance by Prime and the Prime Subsidiaries have not occurred by the Closing Date, Prime may terminate this Agreement by delivering written notice to ShoLodge. Thereafter, Prime and ShoLodge shall be released and relieved of all further obligations, liabilities and claims hereunder, other than the performance by each party of its Post Termination Obligations and, as to a failure or refusal by ShoLodge to perform ShoLodge's obligations hereunder, other than the right of Prime to pursue a suit for damages as described in Section 19.5(a)(i).

                  Further, the obligation of Prime to acquire each Development Site pursuant to Article V shall be subject to the receipt by Prime prior to or on the Closing Date for such Development Site of evidence reasonably satisfactory to Prime that all building permits necessary for the construction of an AmeriSuites hotel thereon as contemplated in Article VII have been obtained. In the event that such condition has not been satisfied as to a Development Site on or before the scheduled (or last possible) Closing Date for such Development Site, Prime shall have the right to terminate this Agreement as to such Development Site only by giving written notice to ShoLodge at any time thereafter, so long as ShoLodge has not satisfied such condition prior to receipt of Prime's termination notice. In the event Prime timely elects to terminate this Agreement pursuant to the preceding sentence with respect to a Development Site, the Development Site Purchase Price shall be reduced by the portion of the Development Site Purchase Price applicable to such Development Site as set forth in Section 6.2 and thereafter ShoLodge and Prime shall be released and relieved of all further obligations, liabilities and claims hereunder with respect to such Development Site other than the performance by each party of its Post Termination Obligations with respect to such Development Site. Such termination shall not affect the rights and obligations of the parties hereto with respect to the other Assets.

                                   ARTICLE XII
                                  DUE DILIGENCE

                  12.1 Title Policies; Surveys and Environmental Studies; HPT Documents; Operating Agreements; Operating Permits and Licenses. Prior to the execution of this Agreement, ShoLodge has delivered to Prime a copy of a title policy (and all exceptions described therein), survey and environmental study for each parcel constituting a part of the Real Property, a copy of the HPT Documents, a copy of all Operating Agreements described on Exhibit L attached hereto and incorporated herein by this reference and a copy of all certificates of occupancy and operating permits and licenses relating to the Hotels. In the event that any matter shown on such title policies, surveys or environmental studies or any provision of the HPT Documents or any of the Operating Agreements described on Exhibit L or any matter concerning the Hotels as revealed by an examination of the certificates of occupancy and the operating permits and licenses (or lack thereof) is not acceptable to Prime, in Prime's sole judgment, Prime shall deliver written notice to ShoLodge on or prior to the last day of the Due Diligence Period specifying in detail all such unacceptable items; provided, however, that with respect to any of the foregoing items which have not been delivered to Prime prior to the execution of this Agreement, the deadline for Prime to deliver such written notice to ShoLodge shall end on the later of (i) the last day of the Due Diligence Period or (ii) the date ten (10) days after delivery of such item to Prime. Unless ShoLodge undertakes to resolve such unacceptable items in a manner acceptable to Prime within five (5) days of receipt of such notice, Prime may, by delivering written notice to ShoLodge within five (5) days after the deadline for ShoLodge to undertake to resolve such unacceptable items, terminate this Agreement, whereupon Prime and ShoLodge shall be released and relieved of all further obligations, liabilities and claims hereunder, other than the performance by each party of its Post Termination Obligations. In the event that the Agreement is not terminated pursuant to this Section 12.1, Prime shall be deemed to have approved all exceptions to title as reflected on the title policies, the condition of the Real Property as reflected by the surveys and environmental studies, all provisions of the HPT Documents and the Operating Agreements described on Exhibit L and all matters which would be revealed by an examination of the operating permits and licenses (but subject to ShoLodge completing the resolution of the unacceptable items which ShoLodge has undertaken to resolve).

                  12.2 Property Inspections. Beginning on the Effective Date, Prime shall have the right to undertake a complete physical examination and inspection of the Assets and to perform or have performed such engineering and environmental tests as deemed necessary or appropriate by Prime. ShoLodge will provide to Prime and its officers and other representatives, during normal business hours, and with prior notice to ShoLodge, free and full access to the Hotels and the other Assets to conduct such examinations and inspections and will cooperate fully with any examination or inspection made by Prime, its officers or representatives. All examinations and inspections shall be conducted at such times and in such a manner as to minimize the disruption to the business being conducted on the Real Property. ShoLodge shall also request that HPT forward to Prime a copy of all examinations and inspections which HPT obtained with respect to the Existing HPT Hotels or hereafter obtains with respect to the Additional HPT Hotels. Should Prime discover any physical condition of the Assets (including, without limitation, any environmental condition) which is not acceptable to Prime and which is not eligible to be repaired with funds in the "FF&E Reserve" established under the HPT Lease or the Texas Lease or a similar fund created under a separate lease contemplated in Section 3.3 and in Section 3.8, as applicable, Prime shall deliver written notice to ShoLodge on or prior to the last day of the Due Diligence Period specifying in detail all such unacceptable items; provided, however, that with respect to any of the foregoing examinations and inspections obtained by HPT with respect to the Existing HPT Hotels or the Additional HPT Hotels, the deadline for Prime to deliver such written notice to ShoLodge shall end on the later of (i) the last day of the Due Diligence Period or (ii) the date ten (10) days after delivery of such item to Prime or (iii) thirty (30) days after receipt by Prime of written notice from HPT or ShoLodge that any such examinations and inspections obtained by HPT will not be provided to Prime. Unless ShoLodge undertakes to repair such unacceptable items in a manner acceptable to Prime within five (5) days of receipt of such notice, Prime may, by delivering written notice to ShoLodge within five (5) days after the deadline for ShoLodge to undertake to repair such unacceptable items, terminate this Agreement, whereupon Prime and ShoLodge shall be released and relieved of all further obligations, liabilities and claims hereunder, other than the performance by each party of its Post Termination Obligations. In the event that the Agreement is not terminated pursuant to this Section 12.2, Prime shall be deemed to have approved the physical condition of the Assets as in existence on the last day of the Due Diligence Period (but subject to ShoLodge completing the repair of the unacceptable items which ShoLodge has undertaken to repair).

                  12.3 Confidentiality. All materials delivered to Prime and all results, information and reports generated from Prime's examinations and inspections of the Assets shall be held in strict confidence and no copies of such materials, results, information or reports shall be given to anyone (other than employees, agents, attorneys and accountants of Prime who shall also agree to keep such results, information and reports confidential) without the prior written approval of ShoLodge. The provisions of this Section 12.3 shall survive any termination of this Agreement.

                                  ARTICLE XIII
                       CERTAIN MATTERS PENDING THE CLOSING

                  13.1 Notice of Adverse Changes. Pending the Closing Date, ShoLodge shall give to Prime prompt notice of the occurrence of any of the following:

                       (a) the commencement or threat of commencement of any proceeding at law or in equity or before any agency or administrative or regulatory body or authority which could have a material adverse effect on any of the Hotels or the operation of any of the Hotels;

                       (b) any notice of breach, default, claimed default or termination of the HPT Lease or any Operating Agreement;

                       (c) any violation by STI, an Additional Hotel Subsidiary or Southeast, as applicable, or notice of any alleged violation by STI, an Additional Hotel Subsidiary or Southeast, as applicable, of any federal, state or local law, statute, ordinance, rule or regulation, but only as relates to the operation of the Hotels; or

                       (d) any material change in any condition with respect to any of the Assets or any event or circumstance which makes any representation or warranty of ShoLodge to Prime under this Agreement untrue or misleading in any material respect (Prime agreeing, on learning of any such fact or condition, promptly to notify ShoLodge thereof).

                  13.2 Operations Pending Closing. Pending the Closing Date, STI, the Additional Hotel Subsidiaries and Southeast, as applicable, shall, unless otherwise approved in writing by Prime:

                       (a) operate the Hotels in the ordinary course of business of a first class hotel operation and in accordance with past practices consistently applied so as to keep the Hotels in first class condition, reasonable wear and tear excepted, and so as to maintain a first class hotel operation and the reasonable goodwill of all tenants of the Hotels and all employees, guests and other customers of the Hotels;

                       (b) maintain the Equipment in good operating condition and repair and replace with equipment of similar value which is in good operating condition or repair any of the Equipment which shall be worn out, lost, stolen or destroyed (which maintenance, repair and replacement as to the STI Equipment and, if applicable, the Additional Equipment may be made from funds in the "FF&E Reserve" created pursuant to the HPT Lease or any separate lease as contemplated in Section 3.8);

                       (c) not sell, lease, mortgage, pledge or otherwise dispose of any of the Assets or any portion thereof, except for dispositions contemplated in this Agreement and dispositions in the ordinary course of business;

                       (d) with respect to the personnel employed at the Hotels,
(i) not increase or otherwise change the rate or nature of the compensation (including wages, salaries and bonuses) which is paid or payable to any such employee other than in the ordinary course of business, and (ii) use reasonable efforts to keep available to the applicable Prime Subsidiary the services of the present employees at the Hotels (except those dismissed for cause or those who voluntarily discontinue their employment);

                       (e) not (i) enter into or become obligated under any Operating Agreement except for normal contracts entered into in the ordinary course of business which can be terminated upon not more than thirty (30) days notice without penalty and, if the party thereto delivering goods or performing services is an Affiliate of ShoLodge, which contain fair market terms, or (ii) in any manner change, modify, extend or renew any existing Operating Agreement unless such Operating Agreement can be terminated upon not more than thirty (30) days notice without penalty and, if the party thereto delivering goods or performing services is an Affiliate of ShoLodge, unless such changes, modifications, extensions or renewals are at fair market terms;

                       (f) maintain the Inventory in good condition and in amount in accordance with past practices consistently applied (but as to bath towels, hand towels, wash cloths, bath mats, sheets and pillow cases not less than two (2) "turns" (as such term is used in the hotel industry) and as to other linen items such as blankets, pillows and bed spreads, not less than one
(1) "turn" plus appropriate spare inventory of such other linen items);

                       (g) maintain in full force and effect policies of liability and casualty insurance of the same type, character and coverage as the policies currently carried with respect to the Assets and as required under the HPT Lease or any separate lease as contemplated in Section 3.8;

                       (h) not in any manner change, modify, extend, renew or terminate the HPT Lease, except as required by the terms thereof or except as expressly permitted by this Agreement;

                       (i) maintain its books of account and records relating to the Assets in accordance with sound accounting principles;

                       (j) use and operate the Hotels in compliance in all material respects with applicable laws, statutes, rules and regulations and the requirements of any mortgage, lease, Operating Agreement, Permitted Exception and insurance policy affecting the Hotels or any Assets;

                       (k) pay or cause to be paid prior to delinquency all ad valorem, occupancy and sales taxes due and payable with respect to any Asset or the operation of the Hotels or establish or cause to be established adequate reserves therefor;

                       (l) except as otherwise permitted hereby, not take any action or fail to take action the result of which would have a material adverse effect on an Asset or on the ability of the applicable Prime Subsidiary to operate the Hotels as first class hotels after the Closing Date or which would cause any of the representations and warranties contained in Article XV hereof to be untrue in any material respect as of Closing;

                       (m) maintain the Buildings (including, but not limited to, the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) in substantially the same condition as they are as of the last day of the Due Diligence Period, reasonable wear and tear excepted (which maintenance as to the STI Buildings and, if applicable, the Additional Buildings, may be made from funds in the "FF&E Reserve" created pursuant to the HPT Lease or any separate lease as contemplated in Section 3.8);

                       (n) not materially diminish the quality or quantity of maintenance and upkeep services heretofore provided to the Assets;

                       (o) continue to use reasonable efforts to take guest room reservations and to book functions and meetings and otherwise to promote the business of the Hotels in accordance with current practices and at current rates; provided, however, no such bookings shall be for more than six (6) months in advance without the consent of Prime;

                       (p) promptly deliver to Prime upon Prime's request such reports showing the revenue and expenses of the Hotels and all departments thereof, together with such periodic information with respect to room reservations and other bookings, as ShoLodge customarily keeps or receives internally for its own use; and

                       (q) keep, observe and perform all its obligations in all material respects under the HPT Lease, the Operating Agreements and all material licenses, permits and other authorizations necessary for the current use, occupancy and operation of the Assets, including, without limitation, any licenses and permits for the sale and on-premises consumption of liquor and other alcoholic beverages, consistent with ShoLodge's past practice.

                  13.3 Destruction of Assets. If prior to the Closing Date, any Hotel suffers loss or damage on account of fire, flood, earthquake, accident, act of war, civil commotion or other similar cause or event occurring after the Effective Date such that STI has the right to terminate the HPT Lease as to such Hotel or would have such right if such Hotel were leased by STI pursuant to the HPT Lease and ShoLodge has not repaired such damage prior to the Closing Date, Prime shall have the right to terminate this Agreement as to such damaged Hotel (and the Assets related thereto) only by giving written notice to ShoLodge on or prior to the Closing Date, in which event (i) the Purchase Price shall be reduced by the applicable amount as reflected on Exhibit O attached hereto and incorporated herein by this reference, (such reduction to come first from the cash portion of the Purchase Price described in Section 6.1(a) and then from the ShoLodge debt securities described in Section 6.1(b)) and Exhibit N shall be appropriately modified, and (ii) if applicable, the "minimum annual rent" described in Section 3.3 and in Section 4.3 shall be reduced by the applicable amount as specified on Exhibit P attached hereto and incorporated herein by this reference (as adjusted, if applicable, pursuant to Section 3.3 and

Section 4.3). If Prime fails to terminate this Agreement as to a damaged Hotel (and the Assets related thereto) by giving timely written notice of termination as provided herein or if a Hotel is damaged but the damage is such that Prime does not have an option to terminate this Agreement as to such damaged Hotel (and the Assets related thereto), Prime shall consummate the transactions contemplated hereunder (including, without limitation, as contemplated herein with respect to such damaged Hotel (and the Assets related thereto)), in which event the applicable Prime Subsidiary, except as otherwise provided in the HPT Lease (or a separate lease contemplated in Section 3.8, if applicable), shall be entitled to all insurance or other proceeds payable by reason of such loss or damage to such damaged Hotel in excess of the amount spent by ShoLodge or a ShoLodge Subsidiary to repair such damage (insurance or other proceeds in such amount being payable to ShoLodge or such ShoLodge Subsidiary), and, in addition, there shall be a reduction in the Purchase Price by the amount by which any deductibles under the policies of insurance covering such loss or damage exceed the amount spent by ShoLodge or a ShoLodge Subsidiary to repair such damage which is not reimbursed from insurance or other proceeds. ShoLodge shall not permit STI to terminate the HPT Lease or the separate lease contemplated in
Section 3.8 due to any casualty without the prior written approval of Prime, such written approval not to be unreasonably withheld, delayed or conditioned. In the event of a casualty to an Existing HPT Hotel or to an Additional HPT Hotel such that Prime elects to terminate this Agreement as to such Hotel, ShoLodge agrees that, at Prime's request, ShoLodge shall cause STI to terminate the HPT Lease or the separate lease contemplated in Section 3.8 with respect to such Hotel pursuant to the provisions thereof. Further, prior to commencing the repair of any damage following a casualty event which would cost more than Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) in the aggregate to repair, ShoLodge shall cause STI to obtain the prior written consent of Prime, not to be unreasonably withheld, conditioned or delayed, to such repair.

                  In the event Prime timely elects to terminate this Agreement pursuant to the preceding paragraph with respect to a damaged Hotel (and the Assets related thereto), thereafter, ShoLodge and Prime shall be released and relieved of all further obligations, liabilities and claims hereunder with respect to such damaged Hotel (and the Assets related thereto), other than the performance by each party of its Post Termination Obligations with respect to such damaged Hotel (and the Assets related thereto). Such termination shall not affect the rights and obligations of the parties hereto with respect to the other Assets.

                  13.4 Condemnation. In the event of any actual or threatened taking pursuant to the power of eminent domain of all or any portion of any HPT Real Property or the Texas Real Property such that STI has the right to terminate the HPT Lease as to such HPT Real Property or would have such right if such HPT Real Property or such Texas Real Property were leased by STI pursuant to the HPT Lease or any Development Site such that the taking would materially adversely affect the operation of the hotel to be constructed on such property, as applicable, or any proposed sale in lieu thereof, ShoLodge shall give written notice thereof to Prime promptly after ShoLodge learns or receives notice thereof, and Prime shall have the right to terminate this Agreement as to such HPT Real Property or such Texas Real Property (and the Assets related thereto) or as to such Development Site, as applicable, only by giving written notice to ShoLodge on or prior to the date ten (10) days after receipt of such written notice from ShoLodge, in which event (i) if applicable, the Purchase Price shall be reduced by the applicable amount as reflected on Exhibit O attached hereto and incorporated herein by this reference (such reduction to come first from the cash portion of the Purchase Price described in Section 6.1(a) and then from the ShoLodge debt securities described in Section 6.1(b)) and Exhibit N shall be appropriately modified, (ii) if applicable, the Development Site Purchase Price shall be reduced by the portion of the Development Site Purchase Price applicable to such Development Site as set forth in Section 6.2, and (iii) if applicable, the "minimum annual rent" in Section 3.3 and in Section 4.3 shall be reduced by the applicable amount as specified on Exhibit P attached hereto and incorporated herein by this reference (as adjusted, if applicable, pursuant to Section 3.3 and Section 4.3). If Prime fails to terminate this Agreement as to any such HPT Real Property or any such Texas Real Property (and the Assets related thereto) or as to any such Development Site, as applicable, by giving timely written notice of termination as provided herein or if the taking or threatened taking of such HPT Real Property, Texas Real Property or Development Site, as applicable, is such that Prime does not have an option to terminate this Agreement as to such HPT Real Property or such Texas Real Property (and the Assets related thereto) or as to such Development Site, as applicable, Prime shall consummate the transactions contemplated hereunder (including, without limitation, as contemplated herein with respect to such HPT Real Property or such Texas Real Property (and the Assets related thereto) or such Development Site, as applicable), in which event the applicable Prime Subsidiary or Prime, as applicable, except as otherwise provided in the HPT Lease (or a separate lease contemplated in Section 3.8 if applicable), shall be entitled to all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened), but there shall be no reduction in the Purchase Price. ShoLodge shall not permit STI to terminate the HPT Lease or the separate lease contemplated in Section 3.8 due to any taking pursuant to the power of eminent domain without the prior written approval of Prime, such written approval of Prime not to be unreasonably withheld, delayed or conditioned. In the event of a taking with respect to any HPT Real Property, ShoLodge agrees that, at Prime's request, ShoLodge shall cause STI to terminate the HPT Lease or the separate lease contemplated in
Section 3.8 with respect to such HPT Real Property pursuant to the provisions thereof.

                  In the event Prime timely elects to terminate this Agreement pursuant to the preceding paragraph with respect to any HPT Real Property or any Texas Real Property (and the Assets related thereto) or a Development Site, as applicable, thereafter, ShoLodge and Prime shall be released and relieved of all further obligations, liabilities and claims hereunder with respect to such HPT Real Property or such Texas Real Property (and the Assets related thereto), or such Development Site, as applicable, other than the performance by each party of its Post Termination Obligations with respect to such HPT Real Property or such Texas Real Property (and the Assets related thereto) or such Development Site, as applicable. Such termination shall not affect the rights and obligations of the parties hereto with respect to the other Assets.

                                   ARTICLE XIV
                          POST TERMINATION OBLIGATIONS

                  14.1 Post Termination Obligations. All costs and expenses related to Prime's examination and inspection of the Assets shall be paid for by Prime, and Prime agrees to indemnify and hold ShoLodge and the ShoLodge Subsidiaries harmless from and against all such costs and expenses. Prime shall not permit any liens to attach to the Assets by reason of the exercise of Prime's inspection rights hereunder. Prime agrees that if this Agreement is terminated for any reason, Prime will: (i) restore the Assets to the condition which existed prior to any inspections, tests or other activities of Prime (casualty, condemnation, ordinary wear and tear and acts or omissions of ShoLodge or its Affiliates excepted); (ii) indemnify and hold ShoLodge and the ShoLodge Subsidiaries harmless from and against any and all liens by contractors, subcontractors, materialmen or laborers performing work or tests for Prime and from and against any and all claims for damages by third parties for damage to property or personal injuries to the extent arising out of or attributable to the conduct of such work and tests and/or any other activities of Prime or Prime's employees or agents; (iii) pay or reimburse ShoLodge and the ShoLodge Subsidiaries for the payment of any expenses (including reasonable attorney fees and court costs) incurred in connection with any of the foregoing; and (iv) deliver to ShoLodge copies of all studies, reports, surveys, tests and other materials of any kind or nature generated for or by Prime in connection with Prime's inspection of the Assets. The foregoing obligations of Prime, together with Prime's obligation to maintain the confidentiality of certain matters as specified in Section 12.3, the obligation of each party to maintain the confidentiality of certain matters as specified in Section 20.1 and the obligation of each party with respect to costs and expenses set forth in Section 17.5, are referred to herein collectively as the "Post Termination Obligations." Notwithstanding any provision herein to the contrary, it is agreed and understood that a termination of this Agreement under any right granted hereunder shall terminate all obligations of ShoLodge and Prime under this Agreement except that such termination shall not terminate the provisions in this Agreement relating to the Post Termination Obligations and except that any termination due to the failure or refusal of a party to perform its obligations hereunder shall not terminate the right of the other party hereto to pursue a suit to recover damages in accordance with the provisions of Section 19.5(a)(i) or Section 19.5(b)(i), as applicable. The Post Termination Obligations shall survive any termination of this Agreement, and the right to pursue a suit to recover damages in accordance with the provisions of Section 19.5(a)(i) and
Section 19.5(b)(i) shall survive any termination due to the failure or refusal of a party to perform its obligations hereunder. Further, the obligations of Prime set forth in (ii) and (iii) of the third sentence of this Section 14.1 shall survive the Closing.


                                   ARTICLE XV
                   REPRESENTATIONS AND WARRANTIES OF SHOLODGE

                  ShoLodge hereby represents and warrants to Prime and to the Prime Subsidiaries, as follows:

                  15.1 Organization. ShoLodge is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has the corporate power and authority to enter into and to perform this Agreement and the Closing Documents to which ShoLodge is a party. Each ShoLodge Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has the corporate power and authority to perform its obligations as contemplated in this Agreement and to enter into and to perform the Closing Documents to which each such ShoLodge Subsidiary is a party. ShoLodge and each ShoLodge Subsidiary have duly qualified to transact business in each jurisdiction in which the nature of the business conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

                  15.2 Authorization. The execution and delivery of this Agreement by ShoLodge, the execution and delivery of all Closing Documents to be executed by ShoLodge, and the consummation by ShoLodge of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of ShoLodge. The execution and delivery of all Closing Documents to be executed by a ShoLodge Subsidiary, as applicable, and the consummation by each ShoLodge Subsidiary, as applicable, of the transactions contemplated hereby and thereby have been duly authorized by each such corporation's Board of Directors. Neither the entering into this Agreement and the Closing Documents to be executed by ShoLodge or a ShoLodge Subsidiary, as applicable, nor the consummation of the transactions contemplated herein or therein will cause a violation, default or breach by ShoLodge or a ShoLodge Subsidiary, as applicable, of, or conflict with, any contracts, agreements or instruments to which ShoLodge or a ShoLodge Subsidiary, as applicable, is a party or by which ShoLodge or a ShoLodge Subsidiary, as applicable, is bound.

                  15.3 Valid and Binding Agreement. This Agreement constitutes, and each of the Closing Documents to be executed by ShoLodge or a ShoLodge Subsidiary, as applicable, will constitute upon execution by all parties thereto, a valid and binding agreement of ShoLodge and the ShoLodge Subsidiaries who are parties thereto, as applicable, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency and similar laws affecting creditors' rights generally and to the availability of equitable remedies.

                  15.4 No Violation. Neither the execution and delivery of this Agreement, the execution and delivery of the Closing Documents to be executed by ShoLodge or a ShoLodge Subsidiary, as applicable, nor the consummation by ShoLodge and the ShoLodge Subsidiaries, as applicable, of the transactions contemplated hereby or thereby violates or conflicts with any such corporation's Charter or Bylaws or any agreement or other restriction of any kind to which any such corporation is as a party or by which any such corporation is bound.

                  15.5 Employment Issues. The employees at the Hotels are not represented by any union and, to the knowledge of ShoLodge, have not been solicited with respect to organization or representation by any labor organization or similar body. There are no employment agreements or other labor agreements with respect to any employees at the Hotels. Except as set forth on Exhibit M attached hereto and incorporated herein by this reference, there is not any "employee benefit plan" as defined in ss. 3(3) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), nor any stock purchase plan, practice or arrangement, nor any other material benefits, practice or arrangement relating to employees at the Hotels (each such plan, practice or arrangement being referred to as a "Benefit Plan"). ShoLodge is not currently required to contribute to any multi-employer plans (as defined within the meaning of ss. 3(37) of ERISA) for the benefit of the employees of any Hotel, nor has ShoLodge been required to contribute to any multi-employer plans (as defined within the meaning of ss. 3(37) of ERISA) for the benefit of the employees at the Hotels, nor has ShoLodge been required to contribute to any multi-employer plan for the benefit of the employees at the Hotels within the last five (5) years. With respect to each Benefit Plan set forth on Exhibit M, if any, ShoLodge has furnished Prime, to the extent applicable to each Benefit Plan (i) complete and accurate copies of the Benefit Plan, including all amendments, (ii) the most recent determination letter from the Internal Revenue Service, (iii) the most recent actuarial reports, and (iv) all reports of the Benefit Plan required by ERISA and the regulations thereunder. The execution and delivery of this Agreement by ShoLodge and the consummation of the transactions contemplated hereunder (x) do not constitute a prohibited transaction within the meaning of ss. 406 of ERISA or ss. 4975 of the Code, and (y) will not result in any obligation or liability of Prime or ShoLodge to the Pension Benefit Guaranty Corporation in respect of any Benefit Plan.

                  15.6 Site Disclosure.

                  (a) To the knowledge of ShoLodge, there is no pending or threatened condemnation or similar proceeding affecting the Real Property or any portion thereof, and to the knowledge of ShoLodge, no such action is presently contemplated.

                  (b) To the knowledge of ShoLodge (i) all necessary permits and licenses required for the operation of the Hotels have been obtained, and (ii) no zoning, building or other federal, state or municipal law, ordinance, regulation or restriction is violated by the continued operation of the Hotels in the manner now being operated. No notice of zoning or building code violations resulting from the improvements on the HPT Real Property or the Texas Real Property or the continued operation of the Hotels thereon has been received by ShoLodge.

                  (c) To the knowledge of ShoLodge and except as disclosed in any environmental studies obtained by Prime or provided by ShoLodge to Prime,
(i) the Hotels have been operated in compliance with all environmental regulations, and (ii) no pollutants or other toxic or hazardous substances, including any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals or wastes, have been stored, discharged, released, generated or allowed to escape at or from the Real Property in violation of any environmental regulations, (iii) no underground storage tanks are located on the Real Property or have been removed or filled, and (iv) no investigation, administrative order, consent order or agreement, litigation or settlement with respect to any of the foregoing is proposed, threatened, anticipated or in existence with respect to the Real Property. ShoLodge has not received any notice of any such investigation, administrative order, consent order or agreement, litigation or settlement.

                  (d) To the knowledge of ShoLodge, there are no structural, electrical, mechanical, plumbing or other defects in any of the Hotels which could have a material adverse effect on the operation of such Hotel.

                  15.7 Operating Agreements. Attached hereto as Exhibit L is a schedule of all Operating Agreements in effect as of the Effective Date. There are no material management, service, supply or maintenance contracts or equipment leases or similar contracts or agreements in effect as of the Effective Date with respect to the Assets other than the Operating Agreements listed on Schedule L attached hereto and incorporated herein by this reference. The copies of the Operating Agreements previously provided or made available to Prime are true and complete copies of said Operating Agreements and, to ShoLodge's knowledge, are valid and in full force and effect and no party has breached any material condition or provision thereof. To ShoLodge's knowledge, ShoLodge or the applicable ShoLodge Subsidiary has performed all of its material obligations under each of the Operating Agreements. To ShoLodge's knowledge no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice or both, would constitute a default in any material respect under any of the Operating Agreements. To ShoLodge's knowledge, all other parties to the Operating Agreements have performed all of their obligations thereunder in all material respects and are not in default thereunder in any material respect. Except as set forth on Exhibit L or disclosed to Prime, ShoLodge has received no notice of any intention of any of the parties to any of the Operating Agreements to cancel the same, nor has ShoLodge or the applicable ShoLodge Subsidiary canceled any of same.

                  15.8 Equipment. To the knowledge of ShoLodge, each item of Equipment is in good operating condition and repair.

                  15.9 Brokers Fees. No brokers, finders or similar agents acting on behalf of ShoLodge are entitled to any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

                  15.10 Litigation. ShoLodge has not received any written notice of and, to ShoLodge's knowledge, no action or proceeding is pending or threatened and no investigation looking toward such an action or proceeding has begun, which (a) questions the validity of this Agreement or the HPT Lease or any action taken or to be taken pursuant hereto, (b) will result in any material adverse change in the business, operation, affairs or condition of any of the Hotels, (c) will result in or subject any Asset to a material liability, or (d) involves condemnation or eminent domain proceedings against any part of the Assets.

                  15.11 Booking Agreements. All bookings of guest rooms and meeting rooms which will be binding on a Prime Subsidiary subsequent to the Closing Date were entered into in the ordinary course of business consistent with past practice.

                  15.12 HPT Documents. The copy of the HPT Documents previously provided or made available to Prime is a full and complete copy of the HPT Documents and, to ShoLodge's knowledge, the HPT Documents are valid and in full force and effect and no party has breached any material condition or provision thereof, including, without limitation, as to STI, the provisions of Section 9.1 of the HPT Lease concerning required insurance. To ShoLodge's knowledge, STI has performed all of its material obligations under the HPT Lease. To ShoLodge's knowledge no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice or both, would constitute a default in any material respect under the HPT Lease. To ShoLodge's knowledge, Landlord has performed all of its obligations under the HPT Lease in all material respects and is not in default thereunder in any material respect. STI has not prepaid rent or additional rent or any other items under the HPT Lease for more than one (1) month in advance.

                  15.13 Not A Foreign Person. Neither ShoLodge nor any ShoLodge Subsidiary is a "foreign person" within the meaning of Section 1445 of the Code.

                  15.14 Insurance. ShoLodge has not received any written notice from any insurance carrier of defects or inadequacies in any Asset which, if uncorrected, would result in a termination of insurance coverage or a material increase in the premiums charged therefor.

                  15.15 Adjacent Land. No land or facilities adjacent to any of the Hotels is used in the operation of the Hotels except for access, parking and utility easements as reflected in the title documents previously provided by ShoLodge to Prime.

                  15.16 Trademarks. ShoLodge has received no written notice that the use of the "Sumner Suites" trademark or tradename is in violation of any trademark or tradename owned by any other Person, except for claims resolved in favor of ShoLodge by final order.

                  15.17 Compliance with Laws. To ShoLodge's knowledge, each Asset is in compliance in all material respects with all laws of governmental authorities which are applicable to the Asset or the use or operation of such Asset.

               15.18 Taxes. In connection with the ownership and operation of each Asset, to ShoLodge's knowledge, ShoLodge or a ShoLodge Subsidiary, as applicable, has filed or will timely file all required federal, state and local income, withholding, unemployment, FICA, excise, franchise, gross receipts, property, sales, resort, use, occupancy and other tax returns either when due or not later than the end of applicable extension periods. All taxes which have become due and payable or may become due and payable prior to or after the Closing on account of the Assets or the operation of the Hotels prior to the Closing Date have been paid or will be paid when due, except liens for real estate taxes which are not delinquent or which are being contested in good faith or as to which adequate reserves are provided therefor (and none of such taxes shall be assumed by Prime except to the extent the Purchase Price or the Development Site Purchase Price is decreased for such taxes pursuant to Section 9.1(b)). After the Closing and except as contemplated to the contrary in the preceding sentence, there shall be no liens on any of the Assets by reason of any taxes payable on or before the Closing Date or pertaining to periods ending on or before the Closing Date. To ShoLodge's knowledge, other than the amounts disclosed by tax bills, no taxes or special assessments of any kind (special, bond or otherwise) are or have been levied with respect to any of the Assets, or any portion thereof, which are outstanding or unpaid, other than amounts not yet due and payable or, if due and payable, not yet delinquent or as to which adequate reserves are provided therefor.

                  15.19 Financial Information. All of ShoLodge's financial information, including, without limitation, all books and records and financial statements previously furnished to Prime ("Financial Information") is to ShoLodge's knowledge true and correct in all material respects and presents accurately the results of the operations of the Hotels for the periods indicated and has been prepared in accordance with generally accepted accounting principles. Since the date of the last financial statement included in ShoLodge's Financial Information, there has been no material adverse change in the financial condition or in the operations of the Hotels.

                  15.20 Leases. There are no leases, subleases, licenses or other lettings of space within a Hotel that will remain in existence after the Closing Date other than (i) the rights of guests in occupancy and the holders of reservations for future occupancy of guest rooms or meeting rooms, (ii) the rights set forth in the Operating Agreements, and (iii) the rights of the owner of record of any license or permit for the sale and on-premises consumption of liquor and other alcoholic beverages (which license shall remain in effect to the extent contemplated in Section 18.1).

                  15.21 HTP Lease Security Deposit/HPT Lease Guaranty Deposit. The amount of the HPT Lease Security Deposit is Twenty-One Million Two Hundred Eighty Thousand and No/100 Dollars ($21,280,000.00). The amount of the HPT Lease Guaranty Deposit is Fourteen Million and No/100 Dollars ($14,000,000.00).

                  When used herein the words "to the knowledge of ShoLodge" or words of similar effect mean the actual knowledge of the current officers of ShoLodge, without independent inquiry.

                  Prime acknowledges that Prime has not entered into this Agreement based upon any representation, warranty, agreement, statement or expression of opinion by ShoLodge or by any Person acting or allegedly acting for or on behalf of ShoLodge as to the Assets or the condition of the Assets (other than any warranty of title set out in the Closing Documents and other than the representations and warranties specifically set forth in Article XV hereof). Prime agrees that the Assets to be sold or leased to Prime or a Prime Subsidiary hereunder are to be sold or leased to and accepted by Prime or a Prime Subsidiary at Closing, AS IS, WHERE IS, WITH ALL FAULTS, IF ANY, AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED (other than (i) any warranty of title set out in the Closing Documents, (ii) the representations and warranties specifically set forth in Article XV hereof, and
(iii) the obligation of ShoLodge to complete the "unacceptable items" identified pursuant to Sections 12.1 and 12.2 of this Agreement which ShoLodge undertakes to resolve pursuant to such sections).

                                   ARTICLE XVI
                     REPRESENTATIONS AND WARRANTIES OF PRIME

               Prime hereby represents and warrants to ShoLodge and to the ShoLodge Subsidiaries, as follows:

               16.1 Organization. Prime is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and to perform this Agreement and the Closing Documents to which Prime is a party. Each Prime Subsidiary is, or prior to Closing will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, or will have prior to Closing, the corporate power and authority to perform its obligations as contemplated in this Agreement and to enter into and to perform the Closing Documents to which each such Prime Subsidiary is a party. Prime and each Prime Subsidiary have, or prior to Closing will have, duly qualified to transact business in each jurisdiction in which the nature of the business conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

               16.2 Authorization. The execution and delivery of this Agreement by Prime, the execution of all Closing Documents to be executed by Prime and the consummation by Prime of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Prime. The execution and delivery of all Closing Documents to be executed by a Prime Subsidiary, as applicable, and the consummation by each Prime Subsidiary, as applicable, of the transactions contemplated hereby and thereby have been, or prior to Closing will be, duly authorized by such corporation's Board of Directors. Neither the entering into this Agreement and the other Closing Documents to be executed by Prime or a Prime Subsidiary, as applicable, nor the consummation of the transactions contemplated herein or therein will cause a violation, default or breach by Prime or a Prime Subsidiary, as applicable, of, or conflict with, any contracts, agreements or instruments to which Prime or a Prime Subsidiary, as applicable, is a party or by which Prime or a Prime Subsidiary, as applicable, is bound.

               16.3 Valid and Binding Agreement. This Agreement constitutes, and each of the Closing Documents to be executed by Prime or a Prime Subsidiary, as applicable, will constitute upon execution by all parties thereto, a valid and binding agreement of Prime and the Prime Subsidiaries who are parties thereto, as applicable, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency and similar laws affecting creditors' rights generally and to the availability of equitable remedies.

               16.4 No Violation. Neither the execution and delivery of this Agreement, the execution and delivery of the Closing Documents to be executed by Prime or a Prime Subsidiary, as applicable, nor the consummation by Prime and the Prime Subsidiaries, as applicable, of the transactions contemplated hereby or thereby violates or conflicts with either such corporation's Charter or Bylaws or any agreement or other restriction of any kind to which either such corporation is as a party or by which either such corporation is bound.

               16.5 Brokers Fees. No brokers, finders or similar agents acting on behalf of Prime are entitled to any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

                                  ARTICLE XVII
                                     CLOSING

               17.1 Closing. The Closing shall occur on such date as the parties hereto may agree upon in writing for the closing of the transactions contemplated hereby; provided, however, that such date shall not be later than the date thirty (30) days after the last day of the Due Diligence Period; provided, further, that if on such date the conditions precedent to Closing set forth in Sections 10.6 and 11.6 have not been satisfied, ShoLodge, by written notice to Prime, may postpone the Closing while ShoLodge diligently and continuously attempts to satisfy such conditions precedent, such postponed Closing to occur no later than the earlier of (i) the date one hundred five
(105) days after the last day of the Due Diligence Period, and (ii) the date fifteen (15) days after such conditions precedent are satisfied; and provided, further, that if on such date the condition precedent to Closing with respect to one (1) or both of the Development Sites set forth in the last paragraph of
Article XI has not been satisfied, ShoLodge, by written notice to Prime, may postpone the Closing as to such Development Site or Development Sites, as applicable, while ShoLodge diligently and continuously attempts to satisfy such condition precedent, such postponed Closing to occur no later than the earlier of (i) the date one hundred eighty (180) days after the last day of the Due Diligence Period, and (ii) the date fifteen (15) days after such condition precedent is satisfied. Notwithstanding the foregoing or any other provision to the contrary set forth in this Agreement, upon the receipt by ShoLodge from Prime of (i) ten (10) days advance written notice, and (ii) the written waiver by Prime of any right to terminate this Agreement pursuant to Section 12.1 or
Section 12.2, Prime, at Prime's option, may proceed to close all (but not less than all) of the transactions contemplated herein other than the transaction with respect to the Additional HPT Hotels as contemplated in Article III and other than the transfer of one (1) or both of the Development Sites the Closing of which has been postponed as described herein. In the event the transactions contemplated by this Agreement are closed on more than one (1) date as contemplated in this Section 17.1, the provisions of this Agreement shall be interpreted to accommodate such separate Closings, and the provisions of this Agreement relating to the transactions which have not closed shall remain in effect following any Closing.

               17.2 Closing Date Deliveries. At the Closing on the Closing Date:

               (a) ShoLodge shall deliver, or cause to be delivered, to Prime, a Prime Subsidiary or Landlord, as applicable: (1) the Closing Documents to be signed by ShoLodge and/or a ShoLodge Subsidiary, as applicable, properly executed by ShoLodge and/or the ShoLodge Subsidiaries, as applicable, (2) a certificate of existence or similar document from the Secretary of State of the State of Tennessee or from such other appropriate official in Tennessee evidencing the due organization, valid existence and good standing of ShoLodge and the ShoLodge Subsidiaries under the laws of the State of Tennessee, (3) resolutions of ShoLodge and the ShoLodge Subsidiaries authorizing the transactions contemplated hereby, certified by the Secretary of ShoLodge and the ShoLodge Subsidiaries, (4) the HPT Estoppel Certificate, (5) the HPT Lease Amendment, (6) title records for any vehicles transferred pursuant to this Agreement, and (7) such other documents as Prime shall reasonably request.

               (b) Prime shall deliver, or cause to be delivered, to ShoLodge, a ShoLodge Subsidiary or Landlord, as applicable: (1) the Closing Documents to be signed by Prime and/or a Prime Subsidiary, as applicable, properly executed by Prime and/or the Prime Subsidiaries, as applicable, (2) a certificate of existence or similar document from the Secretary of State of the State of Delaware or from such other appropriate official in Delaware evidencing the due organization, valid existence and good standing of Prime and the Prime Subsidiaries under the laws of the State of Delaware, (3) resolutions of Prime and the Prime Subsidiaries authorizing the transactions contemplated hereby, certified by the Secretary of Prime and the Prime Subsidiaries, and (4) such other documents as ShoLodge shall reasonably request.

               17.3 Possession. Possession of all tangible Assets will be delivered by ShoLodge and the ShoLodge Subsidiaries, as applicable, to Prime or a Prime Subsidiary, as applicable, on the Closing Date, and ShoLodge and the ShoLodge Subsidiaries, as applicable, shall relinquish their use of or claims to any and all intangible Assets on the Closing Date.

               17.4 Employment Matters. At Closing, all employees working at the Hotels shall be terminated by ShoLodge or a ShoLodge Subsidiary, as applicable, and ShoLodge or such ShoLodge Subsidiary, as applicable, shall pay all salaries and wages and, to the extent possible, all accrued but unsatisfied benefits of such employees with regard to all periods of time prior to the Closing Date. ShoLodge shall defend, indemnify and hold Prime and the Prime Subsidiaries, as applicable, harmless from and against any and all loss, expense (including, without limitation, reasonable attorneys' fees and court costs arising from the enforcement of this indemnity), damage and liability arising from the termination of any employees on the Closing Date, including, without limitation, any claim, damage, penalty or fees, including reasonable attorneys' fees, arising out of the failure of ShoLodge or a ShoLodge Subsidiary, as applicable, to comply with all provisions of the Worker Adjustment and Retraining Act, as amended, except to the extent any of the foregoing is caused by the failure of Prime or a Prime Subsidiary, as applicable, to rehire such employees pursuant to the next succeeding sentence and except to the extent the Purchase Price is decreased for accrued but unpaid benefits due to such terminated employees pursuant to Section 9.1(b)(vi). Immediately following the termination of all employees working at the Hotels as contemplated herein, Prime shall hire, or shall cause a Prime Subsidiary to hire, all such employees other than the general manager, the assistant general manager and the director of sales at each Hotel. Prior to the execution of this Agreement, ShoLodge has provided to Prime a schedule of all employees working at the Hotels by classification, seniority, rate of pay and accrued benefits. Prime may, during normal business hours and with prior notice to ShoLodge during the Due Diligence Period, interview the general managers, assistant general managers and directors of sales to determine if Prime wants to employ such employees. The provisions of this Section 17.4 shall survive the Closing.

               17.5 Closing Costs and Expenses. Prime shall pay or cause to be paid the premium for any title policy insuring Prime or a Prime Subsidiary, as applicable, as to the Real

Property. All costs of recording the transfer and assignment documents to Prime or a Prime Subsidiary, as applicable, contemplated herein, including, without limitation, any and all real estate transfer taxes, shall be paid in accordance with local custom. Except as set forth in the preceding sentence, each party shall be responsible for the payment of its own attorney's fees, copying expenses and other costs and expenses incurred in connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereunder. The provisions of this Section 17.5 shall survive the Closing and any termination of this Agreement.

               17.6 Hendersonville Restriction. At or prior to Closing, ShoLodge shall cause to be recorded against the Hendersonville, Tennessee Hotel restrictions and covenants (i) requiring the lessee under the HPT Lease during the term thereof (including extensions and renewals) and thereafter the owner of such property (A) to secure the approval (not to be unreasonably withheld, delayed or conditioned) of the owner of the adjacent property on which ShoLodge's corporate offices are located of any change, alteration, repair, repainting or similar activity which affects the exterior of such Hotel or the premises on which such Hotel is located except in an insignificant manner and
(B) to maintain such Hotel and such premises in a neat and attractive manner consistent with the standard for AmeriSuites hotels, and (ii) providing for common lawncare and maintenance of landscaping of such properties and the adjacent bank property with the cost to be shared based on the square footage of each property compared to the total square footage of all such property (the "Hendersonville Restriction"). At least ten (10) days prior to recordation, ShoLodge shall deliver to Prime a copy of the proposed Hendersonville Restriction for Prime's written approval, such approval not to be unreasonably withheld, delayed or conditioned. In no event shall the Hendersonville Restriction be recorded without Prime's prior written approval. The portion of the Hendersonville Restriction described in part (ii) of the first sentence of this Section 17.6 shall be mutually restrictive as to all real property covered thereby. The provisions of this Section 17.6 shall survive the Closing, but any conflict between the terms of this Section 17.6 and the terms of the Hendersonville Restriction shall be governed by the Hendersonville Restriction.


                                  ARTICLE XVIII
                               POST CLOSING ITEMS

               18.1 Operating Permits. Prime or a Prime Subsidiary, as applicable, shall apply for new or modified operating permits and licenses, including, without limitation, liquor licenses, if applicable, to reflect Prime or a Prime Subsidiary, as applicable, as the new operator of the Hotels as soon as possible after Closing. ShoLodge and the ShoLodge Subsidiaries, as applicable, shall cooperate with Prime or a Prime Subsidiary, as applicable, in its efforts to obtain new operating permits and licenses for the Hotels or modifications to existing operating permits and licenses or, to the extent permitted by applicable law, to maintain the existing operating permits and licenses in effect until such time as the new or modified operating permits and licenses may be obtained. Until such time as such new or modified operating permits and licenses are obtained, ShoLodge and the ShoLodge Subsidiaries, as applicable, to the extent permitted by applicable law, shall take all steps reasonably necessary to enable the current operating permits and licenses, if any, to be used in the operation of the Hotels and to permit the continued operation of the Hotels, including, without limitation, the uninterrupted sale and serving of alcoholic beverages at the Hotels, if applicable. All costs and expenses incurred by ShoLodge or a ShoLodge Subsidiary in connection with the foregoing shall be paid by Prime or a Prime Subsidiary, as applicable, and Prime and the Prime Subsidiaries shall defend, indemnify and hold ShoLodge and the ShoLodge Subsidiaries harmless from and against any and all loss, expense (including, without limitation, reasonable attorney's fees and court costs arising from the enforcement of this indemnity), damage and liability arising from the foregoing, and Prime and the Prime Subsidiaries shall cause ShoLodge and the ShoLodge Subsidiaries, as applicable, to be named as additional insureds under their liability insurance policies for the Hotels including, without limitation, under their liquor liability or "dram shop" coverage with respect to the sale, distribution or consumption of alcoholic beverages. Evidence of such insurance shall be provided to ShoLodge at Closing, and such insurance must contain a provision to the effect that it may not be canceled or modified without thirty
(30) days advance written notice from the insurer to ShoLodge (until such time as the new or modified operating permits and licenses are received). The provisions of this Section 18.1 shall survive the Closing.

               18.2 Radius Restriction. For a twenty (20) year period commencing on the Closing Date, neither ShoLodge nor any ShoLodge Affiliate shall own, operate or franchise any all-suites hotel substantially similar in nature and kind to the AmeriSuites hotels to be operated by Prime or a Prime Subsidiary, as applicable, as contemplated in this Agreement anywhere within a certain designated area of each Hotel, such area being as to the Existing HPT Hotels and the Additional HPT Hotels the applicable "Restricted Trade Area" as set forth in Exhibit B to the HPT Lease or the comparable provision of any separate lease contemplated in Section 3.3 and in Section 3.8, as applicable, and being as to the Texas Hotels a three (3) mile radius of each such Texas Hotel. The foregoing, however, shall not limit ShoLodge or any ShoLodge Affiliate from (i) developing or constructing any all-suites hotel substantially similar in nature and kind to the AmeriSuites hotels contemplated herein within such restricted area as long as such hotel is both (A) operated by someone other than ShoLodge or a ShoLodge Affiliate, and (B) owned by someone other than ShoLodge or a ShoLodge Affiliate, or (ii) owning, operating or franchising (A) any "Shoney's" brand all-suites hotel within such restricted area, or (B) any other hotel within such restricted area as long as such other hotel is not an all-suites hotel substantially similar in nature and kind to the AmeriSuites hotels contemplated herein. The provisions of this Section 18.2 shall survive the Closing. Prime shall have the right to any remedies available to it at law or in equity, including without limitation, injunction, in the event ShoLodge or any ShoLodge Affiliate violates the covenant set forth in this Section 18.2.


                                   ARTICLE XIX
             SURVIVAL OF REPRESENTATIONS; INDEMNIFICATIONS; REMEDIES

               19.1 Survival of Representations. All representations and warranties made by any party in this Agreement shall be true and correct in all material respects as of Closing and, subject to the limitations described in
Section 19.6 below, shall survive the Closing hereunder.

               19.2 Indemnification by Prime. Prime hereby indemnifies and holds ShoLodge and the ShoLodge Subsidiaries harmless from and against, and agrees to promptly defend ShoLodge and the ShoLodge Subsidiaries from and reimburse ShoLodge and the ShoLodge Subsidiaries for, any and all losses, damages, costs, expenses, liabilities, obligations, suits, actions, proceedings (formal or informal), investigations, settlements and claims of any kind (including, without limitation, reasonable attorney fees and other legal costs and expenses) which ShoLodge or the ShoLodge Subsidiaries may at any time suffer or incur, or become subject to, as a result of or in connection with:

               (a) the representations and warranties made by Prime in this Agreement having been untrue or incorrect in any material respect;

               (b) any failure by Prime to carry out, perform, satisfy and discharge any of the covenants, agreements, undertakings, liabilities or obligations of Prime under this Agreement; and

               (c) except to the extent the Purchase Price or the Development Site Purchase Price has been increased pursuant to Section 9.1(a) for the obligation in question, the operation of the Hotels on and after the Closing Date, including, without limitation, the following:

                       (i) any obligation arising out of an accident, injury,
               death or damage whatsoever caused to any Person or loss of property occurring on or after the Closing Date in or about the Assets or any part thereof; and

                       (ii) any obligation arising out of any actions or
               omissions of Prime or a Prime Subsidiary or its or their agents, representatives, employees or contractors relating to the Assets on or after the Closing Date.

               19.3 ShoLodge's Indemnity. ShoLodge hereby indemnifies and holds Prime and the Prime Subsidiaries harmless from and against, and agrees promptly to defend Prime and the Prime Subsidiaries from and reimburse Prime and the Prime Subsidiaries for, any and all losses, damages, costs, expenses, liabilities, obligations, suits, actions, proceedings (formal or informal), investigations, settlements and claims of any kind (including, without limitation, reasonable attorney fees and other legal costs and expenses) which Prime or the Prime Subsidiaries may at any time suffer or incur, or become subject to, as a result of or in connection with:

               (a) the representations and warranties made by ShoLodge in this Agreement having been untrue or incorrect in any material respect;

               (b) any failure by ShoLodge to carry out, perform, satisfy and discharge any of the covenants, agreements, undertakings, liabilities or obligations of ShoLodge under this Agreement;

               (c) except to the extent the Purchase Price or the Development Site Purchase Price has been decreased pursuant to Section 9.1(b) for the obligation in question, the operation of the Hotels prior to the Closing Date, including, without limitation, the following:

                       (i) any obligation arising out of an accident, injury,
               death or damage whatsoever caused to any Person or loss of property occurring prior to the Closing Date in or about the Assets or any part thereof;

                       (ii) any obligation arising out of any actions or
               omissions of ShoLodge or a ShoLodge Subsidiary or its or their agents, representatives, employees or contractors relating to the Assets prior to the Closing Date; and

                       (iii) accounts payable with respect to goods or services
               provided to or for the Hotels prior to the Closing Date; and

               (d) any failure of ShoLodge or any ShoLodge Subsidiary to comply with any bulk sales law or like statute in connection with the transactions contemplated herein.

               Notwithstanding the foregoing, ShoLodge shall have no obligation to indemnify Prime or the Prime Subsidiaries with respect to any representation or warranty concerning the condition of the STI Assets, the Additional Property or the Texas Property or any portion thereof to the extent such condition can be corrected (by maintenance, repair or replacement) pursuant to the terms of the HPT Lease or the Texas Lease with funds in the "FF&E Reserve" created pursuant to the HPT Lease (or a similar fund created under a separate lease contemplated in Section 3.3 and in Section 3.8) or the Texas Lease, as applicable.

               19.4 Notification of Claims.

               (a) A party or parties entitled to be indemnified pursuant to
Section 19.2 or 19.3 hereof or otherwise pursuant to this Agreement (the "Indemnified Party") shall notify the party or parties liable for such indemnification (the "Indemnifying Party") in writing of any claim or demand which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement. Subject to the Indemnifying Party's right to defend in good faith third party claims as hereinafter provided, the Indemnifying Party shall satisfy its obligations under this
Article XIX or otherwise pursuant to this Agreement within thirty (30) days after the receipt of written notice thereof from the Indemnified Party.

               (b) If the Indemnified Party shall notify the Indemnifying Party of any claim or demand pursuant to Section 19.4(a), and if such claim or demand relates to a claim or demand asserted by a third party against the Indemnified Party which the Indemnified Party asserts is a claim or demand for which the Indemnifying Party must indemnify or hold harmless the Indemnified Party under
Section 19.2 or 19.3 hereof or otherwise pursuant to this Agreement, the Indemnifying Party shall have the right to employ counsel to defend any such claim or demand asserted against the Indemnified Party. The Indemnified Party shall have the right to cooperate at its expense in the defense of any such claim or demand. The Indemnifying Party shall notify the Indemnified Party in writing, within thirty (30) days after the date of the notice of claim given by the Indemnified Party to the Indemnifying Party under Section 19.4(a) of its election to defend in good faith any such third party claim or demand. So long as the Indemnifying Party is defending in good faith any such claim or demand asserted by a third party against the Indemnified

Party, the Indemnified Party shall not settle or compromise such claim or demand. The Indemnified Party shall make available to the Indemnifying Party or its agents all records and other materials in the Indemnified Party's possession reasonably required by the Indemnifying Party for its use in contesting any third party claim or demand. Whether or not the Indemnifying Party elects to defend any such claim or demand, the Indemnified Party shall have no obligation to do so.

               19.5 Remedies.

               (a) If ShoLodge fails or refuses to timely perform ShoLodge's obligations hereunder, Prime shall have only the following options: (i) to terminate this Agreement as provided in Article XI and thereupon this Agreement shall terminate, and Prime and ShoLodge shall be relieved and released of any further obligations, claims and liabilities hereunder, except for the performance by each party of its Post Termination Obligations which shall remain enforceable, and except that Prime may pursue a suit against ShoLodge for damages resulting from any failure or refusal of ShoLodge to perform ShoLodge's obligations hereunder prior to such termination, or (ii) to pursue any and all remedies available to Prime at law or in equity, including, without limitation, a suit for specific performance.

               (b) If Prime fails or refuses to timely perform Prime's obligations hereunder, ShoLodge shall have only the following options: (i) to terminate this Agreement as provided in Article X and thereupon this Agreement shall terminate, and Prime and ShoLodge shall be relieved and released of any further obligations, claims and liabilities hereunder, except for the performance by each party of its Post Termination Obligations which shall remain enforceable and except that ShoLodge may pursue a suit against Prime for damages resulting from any failure or refusal of Prime to perform Prime's obligations hereunder prior to such termination, or (ii) to pursue any and all remedies available to ShoLodge at law or in equity, including, without limitation, a suit for specific performance.

               (c) Notwithstanding anything to the contrary expressed or implied in this Agreement, the sole and exclusive remedy of Prime and the Prime Subsidiaries for any breach of any representation or warranty of ShoLodge contained in this Agreement shall be as follows: (i) prior to Closing, to terminate this Agreement pursuant to Article XI; and (ii) on and after Closing, to obtain indemnification from ShoLodge pursuant to this Article XIX. Prime and the Prime Subsidiaries shall have no other right or remedy with respect to the breach of any representation or warranty of ShoLodge contained in this Agreement at law or in equity.

               19.6 Limitations. Notwithstanding the foregoing, unless notice of any claim for any indemnification obligation of ShoLodge for any breach of any representation or warranty of ShoLodge contained in this Agreement has been given to ShoLodge within twelve (12) months after the Closing, no claim may be asserted against, and no action, suit or proceeding may be brought against, ShoLodge. Further, notwithstanding anything contained herein to the contrary, neither Prime nor the Prime Subsidiaries shall have the right to recover damages against ShoLodge for the breach of any representation or warranty of ShoLodge contained herein as to which Prime or a Prime Subsidiary had knowledge prior to or at Closing, and neither ShoLodge nor any

ShoLodge Subsidiary shall have the right to recover damages against Prime for the breach of any representations or warranty of Prime contained herein as to which ShoLodge or any ShoLodge Subsidiary had knowledge prior to or at Closing.

               19.7 Survival. The provisions of this Article XIX shall survive the Closing of the transactions contemplated by this Agreement, and the provisions of Section 19.4 shall survive the termination of this Agreement and apply with respect to indemnification obligations constituting a part of the Post Termination Obligations. Further, the provisions of Section 19.5(a)(i) and
Section 19.5(b)(i) concerning a suit for damages shall survive the termination of this Agreement pursuant to Section 19.5.


                                   ARTICLE XX
                                  MISCELLANEOUS

               20.1 Confidentiality. Each of the parties hereto agrees and undertakes to retain in confidence and to require its respective employees, consultants and agents to retain in confidence, all information obtained in connection with this Agreement and the transactions and disclosures contemplated hereby which information is not generally ascertainable from public sources. Except as required by law, each of the parties further agrees not to make any disclosure to non-parties, or any public announcements, regarding this Agreement or the transactions contemplated hereby without the prior consent of the other party hereto. It is understood and agreed, however, that this section will not be construed as an obligation to refrain from business activities in the future that are similar to the business in which the parties hereto are now engaged. The provisions of this Section 20.1 shall survive the Closing and any termination of this Agreement.

               20.2 Parties in Interest. Except as otherwise expressly provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors, and assigns of the parties hereto. Notwithstanding the foregoing, Prime shall not assign its rights under this Agreement without the prior written approval of ShoLodge, and any attempted assignment without such approval shall be null and void.

               20.3 Entire Agreement; Amendments. This Agreement, including the exhibits and other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to this subject matter. There are no restrictions, agreements, promises, warranties, covenants, or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or permitted assigns. Any condition to a party's obligations hereunder may be waived by such party in writing.

               20.4 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               20.5 Notices. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be deemed effective three (3) business days after deposit in the United States Registered or Certified Mail, postage prepaid, return receipt requested, or one (1) business day after delivery to an overnight courier service for next business day delivery or upon delivery in person, or upon sending via telecopy with a copy deposited in the United States first class mail, addressed to such party as follows:

               20.6 If to ShoLodge, then to:

                              ShoLodge, Inc.
                              130 Maple Drive North
                              Hendersonville, TN 37075
                              Attn: Leon Moore
                              Telecopy:  (615)264-1758

                              and with a copy to:

                              Boult, Cummings, Conners & Berry, PLC
                              414 Union Street, Suite 1600
                              Nashville, TN 37219
                              Attn: Patrick L. Alexander, Esq.
                              Telecopy:  (615)252-6362

               20.7 If to Prime, then to:

                              Prime Hospitality Corp.
                              700 Route 46 East
                              Fairfield, NJ 07004
                              Attn: Douglas W. Vicari
                              Telecopy: (973) 882-7635

                              and with a copy to:

                              Prime Law Department
                              700 Route 46 East
                              Fairfield, NJ  07004
                              Attn: Joseph Bernadino, Esq.
                              Telecopy: (973)882-1787

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

               20.8 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               20.9 Severability. If any provision, clause or part of this Agreement or the application thereof under certain circumstances is held invalid, the remainder of this Agreement or the application of such provision, clause or part under other circumstances shall not be affected thereby.

               20.10 Time of Essence. Time is of the essence in this Agreement, and all dates and time periods specified herein shall be strictly observed.

               20.11 Enforcement Expenses. The prevailing party in any action commenced due to the breach hereof shall be entitled to recover its costs, expenses and reasonable attorney's fees incurred in the enforcement of this Agreement.

               20.12 Survival. The provisions of this Agreement which by their terms survive or must survive in order to accomplish the purpose of such provisions shall survive the termination of this Agreement.

               20.13 Governing Laws. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

               20.14 Representation by Counsel. The parties acknowledge that each party to this Agreement has been represented by counsel and such counsel have participated in the negotiation and preparation of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed or constructed against the party who has drafted or caused the Agreement to be drafted.

               20.15 Notice by Counsel. Anything contained in this Agreement to the contrary notwithstanding, all notices pursuant to this Agreement, whether from ShoLodge to Prime or from Prime to ShoLodge, will be effective if executed by and sent by the attorney of the party sending such notice. Prime and ShoLodge hereby agree that if a notice is given hereunder by counsel, such counsel may communicate directly in writing with all principals, as may be required to comply with the notice provisions of this Agreement.

               20.16 No Recording. ShoLodge and Prime hereby acknowledge that neither this Agreement nor any memorandum, affidavit or other instrument evidencing this Agreement or relating hereto (other than the closing documents contemplated hereunder) shall ever be recorded in the real property records where any of the Real Property is located.

               20.17 Exclusive Contract. Beginning on the Effective Date and continuing until the termination of this Agreement, unless ShoLodge obtains the prior approval of Prime, ShoLodge shall not enter into an agreement to sell, lease or otherwise transfer and convey the Assets or any portion thereof to anyone other than Prime or a Prime Subsidiary; provided, however, that the foregoing shall not apply to the sale of such portion of the Assets as would be sold in the ordinary course of business notwithstanding the transactions contemplated herein or to the sale of such portion of the Assets to Landlord as is contemplated herein.




                         (signatures on following page)

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly signed, all as of the date first above written.

                                     SHOLODGE, INC.


                                     By: /s/ Leon Moore
                                         ---------------------------------------
Date:3-15-00                         Title: President
                                            ------------------------------------


                                     PRIME HOSPITALITY CORP.


                                     By: /s/ Douglas Vacari
                                         ---------------------------------------

Date:3-16-00                         Title: Senior Vice President
                                            ------------------------------------

                                    EXHIBIT A

                               LEGAL DESCRIPTIONS
                                   (STI LAND)

                                    EXHIBIT B

                               LEGAL DESCRIPTIONS
                                (ADDITIONAL LAND)

                                    EXHIBIT C

                               LEGAL DESCRIPTIONS
                                  (TEXAS LAND)

                                    EXHIBIT D

                               LEGAL DESCRIPTIONS
                               (DEVELOPMENT SITES)

                                                               [Mt. Laurel, NJ]




                                    EXHIBIT D

                              Property Description

That certain parcel of real property situate in the Township of Mount Laurel and the Township of Evesham, Burlington County, New Jersey, being (i) the property designated as Proposed Parcel No. 3 (consisting of the property designated on the Mount Laurel Township Tax Map as Block 1300.03, Lot 5.02, and the property designated on the Evesham Township Tax Map as Block 1, Lot 3.02), on that certain map entitled "Final Subdivision Plan Block 1300.03 Lot 5 Mount Laurel Township & Block 1 Lot 3 Evesham Township Burlington County, New Jersey" prepared by Marc Associates, Inc., dated September 8, 1997, revised through January 28, 1998, and recorded on April 6, 1998 in the Burlington County Clerk's Office as Map No. 3175481, and (ii) the property designated on the Mount Laurel Township Tax Map as Block 1300.03, Lot 6. The property designated on the Mount Laurel Township Tax Map as Block 1300.03 Lots 5.02 and 6 was consolidated by Declaration of Consolidation dated May 4, 1999, recorded on May 28, 1999 in the Burlington County Clerk's Office in DB 5697, page 565. All such property is more particularly described according to ALTA/ACSM Land Title Survey of Marc Associates, Inc. dated May 4, 1998, revised September 19, 1998, September 22, 1998 and October 10, 1998 (Seifert Proj. No. 5018) as follows:

BEGINNING at a point in the Westerly right of way line of New Jersey State Highway Route 73, said point being the Southerly end of a curve having a radius of 35 feet, connecting the said right of way line of Route 73 with the Southerly right of way line of Crawford Place and extending; thence,

(1) Along the said line of Route 73 South 24 degrees 15 minutes 20 seconds East a distance of 290.60 feet to a point in the division line between Block 1300.03, Lots 6 and 11.01, thence

(2) South 87 degrees 39 minutes 10 seconds West along the said division line a distance of 233.02 feet to an angle point in same, thence

(3) South 24 degrees 15 minutes 20 seconds East a distance of 229.97 feet crossing over the division line between Mt. Laurel and Evesham Townships to a point in the division line between Block 1, Lot 3.02 and Block 1.12, Lot 1 in the Township of Evesham, thence

(4) South 01 degrees 53 minutes 20 seconds East along said division line a distance of 215.46 feet to an angle point in same, thence

(5) South 89 degrees 31 minutes 25 seconds West along said line a distance of
646.40 feet to a point in the division line between Block 1, Lots 3.01 and 3.02, thence

                                                               [Mt. Laurel, NJ]



                                    EXHIBIT D

                              Property Description
                                   (continued)

(6) North 11 degrees 08 minutes 27 seconds West a distance of 553.96 feet crossing over the division line between Mt. Laurel and Evesham Townships to a point in the said Southerly right of way line of Crawford Place, thence

(7) North 78 degrees 51 minutes 33 seconds East along said right of way line a distance of 518.52 feet to a point of curvature in same, thence

(8) Curving to the left along said right of way line with a radius of 560.00 feet, an arc distance of 128.08 feet having a central angle of 13 degrees 06 minutes 16 seconds to a point of tangency in same, thence

(9) North 65 degrees 45 minutes 17 seconds East along said right of way line a distance of 97.07 feet to a point of curvature in same, thence

(10) Curving to the right with a radius of 35 feet, an arc distance of 54.97 feet with a central angle of 89 degrees 59 minutes 23 seconds to the point and place of BEGINNING.

Containing 10.23 acres of land, more or less.

                                                           [Fairfax County, VA]



                                    Exhibit D

                              Property Description

               Lot 3 (containing 3.5400 acres), Being a Division of Parcel 21-1, Westfields, The International Corporate Center at Dulles, as the same appears platted, dedicated and recorded by Deed of Resubdivision recorded in Deed Book 10581, at Page 1482, among the land records of Fairfax County, Virginia

               TOGETHER WITH AND SUBJECT TO a non-exclusive easement for ingress and egress along the "Common Driveway" and an easement for utilities on both sides of such "Common Driveway", as set forth in that certain instrument entitled Ingress-Egress Easement Agreements dated as of April 28, 1988, and recorded April 28, 1988, in Deed Book 7011 at Page 1281, among the land records of Fairfax County, Virginia, as amended by instrument entitled Amendment to Ingress Egress Easement Agreement and Relocation of Common Driveway dated as of May 14, 1998, and recorded May 15, 1998, in Deed Book 10395 at Page 1222, among the aforesaid land records.

                                    EXHIBIT E

                  ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT

               THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT ("Assignment") is made and delivered on this _____ day of __________, 2000, by SUITE TENANT, INC., a Tennessee corporation ("Assignor"), to ____________________, a Delaware corporation ("Assignee").

                              W I T N E S S E T H :

               WHEREAS, by Lease Agreement dated as of November 19, 1997 (the "Lease Agreement"), HPT Suite Properties Trust, a Maryland real estate investment trust ("Lessor"), as landlord, leased to Assignor, as tenant, certain parcels of land and improvements thereon as more particularly described in the Lease Agreement; and

               WHEREAS, the Lease Agreement was amended by that certain First Amendment to Lease Agreement (the "First Amendment") dated as of March 5, 1999, between Lessor and Assignor; and

               WHEREAS, the Lease Agreement was further amended by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents (the "Second Amendment") dated as of June 29, 1999, among Hospitality Properties Trust, Lessor, ShoLodge, Inc. and Assignor; and

               WHEREAS, the Lease Agreement was further amended by that certain Third Amendment to Lease Agreement (the "Third Amendment") dated as of March 3, 2000, between Lessor and Assignor (the Lease Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment is collectively referred to herein as the "Lease"); and

               WHEREAS, Assignor now desires to assign its interest under the Lease to Assignee, and Assignee desires to assume all of Assignor's obligations under the Lease which first accrue from and after the date of this Assignment, on the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Assignor hereby grants, assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Lease (including, without limitation, the "Retained Funds" and the "FF&E Reserve" (both as described in the Lease)) and the leasehold estate of Assignor as created by the Lease, together with any and all easement rights of any kind appurtenant to and benefitting the premises demised under the Lease and with all right, title and interest of Assignor in and to any and all buildings, structures and improvements now or hereafter erected on, over, upon or under the premises demised under the Lease and together with all right, title and interest of Assignor in and to the "Fixtures" and the "Leased Personal Property" (both as described in the Lease).

               TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, from the date hereof and for the rest of the term mentioned in the Lease, subject to the terms, covenants, provisions and conditions of the Lease, and subject to all existing title encumbrances of record.

               Assignee hereby assumes and agrees to perform all obligations, covenants and agreements of Assignor under the Lease arising from and after the date hereof and to be bound by all the respective terms and provisions thereof from and after the date hereof.

               Except as expressly provided otherwise in the Purchase Agreement described below, Assignor hereby agrees to indemnify and hold Assignee harmless from and against any and all liability, loss, costs, damages and expenses, including reasonable attorneys' fees, incurred by Assignee as a result of Assignor's failure to perform its obligations under the Lease which arose before the date of this instrument.

               Except as expressly provided otherwise in the Purchase Agreement described below, Assignee hereby agrees to indemnify and hold Assignor harmless from and against any and all liability, loss, costs, damages and expenses, including reasonable attorneys' fees, incurred by Assignor as a result of Assignee's failure to perform its obligations under the Lease which arise from and after the date of this instrument.

               This Assignment is made pursuant to and subject to the terms and provisions of that certain Sale and Purchase Agreement dated ___________, 2000, between ShoLodge, Inc. and Prime Hospitality Corp. (the "Purchase Agreement").

               Assignor agrees to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts and assurances as Assignee may reasonably require to perfect Assignee's interest in the Lease and the leasehold estate assigned by this Assignment.

               Simultaneously with the execution and delivery of this Assignment, Assignor has executed and delivered to Assignee various other instruments of transfer and conveyance. Nothing herein contained shall be deemed to limit or restrict the properties, assets and rights conveyed, assigned or transferred to or acquired by Assignee by such other instruments.

               This Assignment may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties have executed this Assignment on the date set forth above.


                                    ASSIGNOR:

                                    SUITE TENANT, INC., a Tennessee corporation



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    ASSIGNEE:


                                    -------------------------------------------,
                                    a Delaware corporation



                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    EXHIBIT F

                                  BILL OF SALE

               ____________________ (herein "Seller"), a Tennessee corporation having an office at 130 Maple Drive North, Hendersonville, Tennessee 37075, in consideration of Ten and No/100 Dollars ($10.00), receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to ____________________ (herein "Buyer"), a Delaware corporation having an office at 700 Route 46 East, Fairfield, New Jersey 07004, all of Seller's right, title and interest in and to the [STI] [Additional] [Texas] Inventory and the [STI] [Additional] [Texas] Advance Payments (as those terms are defined in the Purchase Agreement described below).

               This Bill of Sale is made pursuant to and subject to the terms and provisions of that certain Sale and Purchase Agreement (the "Purchase Agreement") dated _________, 2000, between ShoLodge, Inc. and Prime Hospitality Corp.

               Seller agrees to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts and assurances as Buyer may reasonably require to more fully vest in Buyer title to any and all of the properties transferred by this Bill of Sale.

               Simultaneously with the execution and delivery of this Bill of Sale, Seller has executed and delivered to Buyer various other instruments of transfer and conveyance. Nothing herein contained shall be deemed to limit or restrict the properties, assets and rights conveyed, assigned or transferred to or acquired by Buyer by such other instruments.

               IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by an officer duly authorized the ____ day of __________, 2000.


                                     ________________, a Tennessee corporation


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

STATE OF ___________  )
COUNTY OF __________  )

               The foregoing instrument was acknowledged before me this _____ day of __________, 2000, by ____________________, the __________ of
____________________, a Tennessee corporation, on behalf of the corporation.


                                              ----------------------------------
                                              Notary Public
                                              My commission expires:
                                                                    ------------

                                    EXHIBIT G

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS

                FOR VALUE RECEIVED, ____________________, a Tennessee corporation ("Assignor"), hereby conveys, assigns, transfers and sets over unto ____________________, a Delaware corporation ("Assignee"), to the extent assignable, all the right, title and interest of Assignor, if any, in and to the [STI] [Additional] [Texas] Operating Agreements (as that term is defined in the Purchase Agreement described below).

                Assignee hereby accepts the foregoing conveyance, assignment and transfer and hereby assumes all obligations of Assignor under the [STI] [Additional] [Texas] Operating Agreements accruing from and after the date hereof. Except as expressly provided otherwise in the Purchase Agreement, Assignor does hereby indemnify and hold Assignee harmless against any liability under the [STI] [Additional] [Texas] Operating Agreements accruing prior to the date hereof, and, except as expressly provided otherwise in the Purchase Agreement, Assignee does hereby indemnify and hold Assignor harmless against any liability under the [STI] [Additional] [Texas] Operating Agreements accruing from and after the date hereof.

                This Assignment and Assumption of Contracts is made pursuant to and subject to the terms and provisions of that certain Sale and Purchase Agreement dated ___________, 2000, between ShoLodge, Inc. and Prime Hospitality Corp. (the "Purchase Agreement").

                Assignor agrees to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts and assurances as Assignee may reasonably require to perfect Assignee's interest in the properties assigned by this Assignment and Assumption of Contracts.

                Simultaneously with the execution and delivery of this Assignment and Assumption of Contracts, Assignor has executed and delivered to Assignee various other instruments of transfer and conveyance. Nothing herein contained shall be deemed to limit or restrict the properties, assets and rights conveyed, assigned or transferred to or acquired by Assignee by such other instruments.

                This Assignment and Assumption of Contracts may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Contracts the _____ day of _____________, 2000.


                                     ASSIGNOR:

                                     __________________, a Tennessee corporation


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     ASSIGNEE:


                                     ___________________, a Delaware corporation


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                    EXHIBIT H

                            HPT ESTOPPEL CERTIFICATE

               THIS ESTOPPEL CERTIFICATE (this "Certificate") is made as of the _____ day of ___________, 2000, by HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT"), and by HPT SUITE PROPERTIES TRUST, a Maryland real estate investment trust ("Lessor"), to and for the benefit of PRIME HOSPITALITY CORP., a Delaware corporation, and its successors and assigns ("Prime"), and __________________________, a Delaware corporation and a wholly-owned subsidiary of Prime, and its successors and assigns ("Assignee").

                              W I T N E S S E T H:

               WHEREAS, by Lease Agreement dated as of November 19, 1997 (the "Lease Agreement"), Lessor, as landlord, leased to Suite Tenant, Inc., a Tennessee corporation ("Lessee"), as tenant, certain parcels of land and improvements thereon as more particularly described in the Lease Agreement; and

               WHEREAS, the Lease Agreement was amended by that certain First Amendment to Lease Agreement (the "First Amendment") dated as of March 5, 1999, between Lessor and Lessee; and

               WHEREAS, the Lease Agreement was further amended by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents (the "Second Amendment") dated as of June 29, 1999, among HPT, Lessor, ShoLodge, Inc. ("ShoLodge") and Lessee; and

               WHEREAS, the Lease Agreement was further amended by that certain Third Amendment to Lease Agreement (the "Third Amendment") dated as of March 3, 2000, between Lessor and Lessee (the Lease Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment is referred to herein collectively as the "Lease"); and

               WHEREAS, the Lease was guaranteed by ShoLodge pursuant to that certain Limited Guaranty Agreement dated as of November 19, 1997 (the "Guaranty Agreement") made by ShoLodge in favor of HPT and Lessor; and

               WHEREAS, the Guaranty Agreement was amended by the Second Amendment (the Guaranty Agreement as amended by the Second Amendment is referred to herein collectively as the "Guaranty"); and

               WHEREAS, the obligations of Lessee under the Lease were secured pursuant to (i) that certain Security Agreement dated as of November 19, 1997 between Lessee and Lessor, such Security Agreement having been amended by the Second Amendment and by that certain Second Amendment to Security Agreement dated as of March 3, 2000 between Lessor and Lessee

(such Security Agreement as so amended is referred to herein as the "Security Agreement"), and (ii) that certain Assignment and Security Agreement dated as of November 19, 1997 between Lessee and Lessor, such Assignment and Security Agreement having been amended by the Second Amendment (such Assignment and Security Agreement as amended by the Second Amendment is referred to herein collectively as the "Assignment and Security Agreement"); and

               WHEREAS, Assignee intends to assume the obligations of Lessee under the Lease, the Security Agreement and the Assignment and Security Agreement and to acquire the interest of Lessee under the Lease; and

               WHEREAS, Prime intends to assume the obligations of ShoLodge under the Guaranty and to acquire the interest of ShoLodge in and to the "Guaranty Deposit" held by HPT and/or Lessor under the Guaranty; and

               WHEREAS, Assignee would not acquire such leasehold interest and consummate certain other transactions in connection therewith and Prime would not assume the obligations of ShoLodge under the Guaranty and acquire the "Guaranty Deposit" held by HPT and/or Lessor under the Guaranty, but for the truth and accuracy of the matters set forth in this Certificate.

               NOW, THEREFORE, with the knowledge that Assignee intends to rely upon the truth of this Certificate in consummating its acquisition of Lessee's interest as tenant under the Lease and certain related transactions, Lessor hereby certifies and agrees as follows:

               (1) That Lessor is the landlord under the Lease.

               (2) That attached hereto is a true and accurate copy of the Lease, the Security Agreement, the Assignment and Security Agreement and the Guaranty. There are no subordination and/or non-disturbance agreements pertaining to the Lease granted by Lessor for the benefit of any holder of a security interest in the leased premises or the improvements thereon.

               (3) That the Lease Agreement has not been modified, changed, altered or amended in any respect, except as expressly set forth in the First Amendment, the Second Amendment and the Third Amendment.

               (4) That the Lease has been duly executed and delivered on behalf of Lessor pursuant to proper authority therefor and constitutes a legally valid instrument binding and enforceable upon Lessor in accordance with its terms.

               (5) That the term of the Lease commenced on November 19, 1997 and will expire on June 30, 2011, subject to extension as provided therein.

               (6) That the Lease is in full force and effect and that there exists no default nor state of facts which with the giving of notice or the passage of time would constitute a default thereunder on the part of Lessor or on the part of Lessee.

               (7) That Lessee has paid all rent due under the Lease through and including ____________. No additional charges or fees are due and payable by Lessee as of the date hereof pursuant to the Lease.

               (8) That the amount of the "Retained Funds" under the Lease is $21,280,000.00.

               (9) That the amount of the "Guaranty Deposit" described in and held by HPT and/or Lessor under the Guaranty is $14,000,000.00.

               (10) That there is no cause for HPT or Lessor to offset any obligation of Lessee under the Lease against the "Guaranty Deposit" described in and held by HPT and/or Lessor pursuant to the Guaranty.

               (11) That Lessor and HPT each consent to the assignment of the Lease from Lessee to Assignee including, without limitation, the assignment from Lessee to Assignee of all of Lessee's right, title and interest in and to the "Retained Funds" and the "FF&E Reserve" under the Lease, pursuant to the form attached, and, from and after the effective date of such assignment, Lessor shall recognize Assignee as the tenant under the Lease.

               (12) That HPT and Lessor each consent to the assignment by ShoLodge to Prime of all of ShoLodge's right, title and interest in and to the "Guaranty Deposit" described in and held by HPT and/or Lessor pursuant to the Guaranty.

               IN WITNESS WHEREOF, HPT and Lessor have executed this Estoppel Certificate as of the date above first written.


                                         HOSPITALITY PROPERTIES TRUST, a
                                         Maryland real estate investment trust



                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------


                                         HPT SUITE PROPERTIES TRUST, a Maryland
                                         real estate investment trust


                                         By:
                                            ------------------------------------
                                         Title:
                                              ----------------------------------

                                    EXHIBIT I

                              SPECIAL WARRANTY DEED
                            (MT. LAUREL, NEW JERSEY)


Record and Return to:                          Prepared by:

Joseph Bernadino
c/o Prime Hospitality Corp.
P.O. Box 2700                                  ---------------------------------
Fairfield, NJ 07007                            Joseph Bernadino, Esq.


                                      DEED

This Deed is made on ________________, 2000

               BETWEEN

               DELAWARE INNS, INC., a Tennessee corporation, having an address at 130 Maple Drive North, Hendersonville, Tennessee 37075, hereinafter referred to as "Grantor,"

               AND

               PRIME HOSPITALITY CORP., a Delaware corporation, having an address at 700 Route 46 East, Fairfield, New Jersey 07004, hereinafter referred to as "Grantee."

               TRANSFER OF OWNERSHIP. The Grantor grants and conveys (transfers ownership of) the property described below to the Grantee. This transfer is made for the sum of ____________________________________ and _____/100 Dollars
($___________). The Grantor acknowledges receipt of this money.

               TAX MAP REFERENCE. (N.J.S.A. 46:15-1.1 and 46:15-2.1) The property is designated as Block 1300.03, Lot 5.02 and Lot 6 on the Mount Laurel Township Tax Map, and Block 1, Lot 3.02 on the Evesham Township Tax Map.

[ ] No property tax identification number is available on the date of this Deed. (Check box if applicable.)

               PROPERTY. The property consists of the land and all the buildings and structures on the land in the Township of Mount Laurel and Township of Evesham, County of Burlington and State of New Jersey. The legal description is:

              SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

               PROMISES BY GRANTOR. The Grantor promises that the Grantor has done no act to encumber the property. This promise is called a "covenant as to grantor's acts" (N.J.S.A. 46:4-6). This promise means that the Grantor has not allowed anyone else to obtain any legal rights which affect the property (such as by making a mortgage or allowing a judgment to be entered against the Grantor)

 SIGNATURES. Grantor signs this Deed as of the date at the top of the first page.


                                          DELAWARE INNS, INC.

                                          By:
                                             -----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

STATE OF ____________  :
                           :  SS.
COUNTY OF __________   :

               I CERTIFY that on _____________, 2000, __________________
personally came before me and acknowledged under oath, to my satisfaction, that this person:

               (a) is the __________ of Delaware Inns, Inc., the Grantor in this
                   Deed;
               (b) signed and delivered this Deed with the full authority of
                   Grantor as the duly authorized act of Grantor; and
               (c) entered into this Deed for the amount of $__________ as the full and actual consideration paid or to be paid.



                                             -----------------------------------
                                             Notary Public or
                                             Attorney at Law of
                                                               -----------------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

That certain parcel of real property situate in the Township of Mount Laurel and the Township of Evesham, Burlington County, New Jersey, being (i) the property designated as Proposed Parcel No. 3 (consisting of the property designated on the Mount Laurel Township Tax Map as Block 1300.03, Lot 5.02, and the property designated on the Evesham Township Tax Map as Block 1, Lot 3.02), on that certain map entitled "Final Subdivision Plan Block 1300.03 Lot 5 Mount Laurel Township & Block 1 Lot 3 Evesham Township Burlington County, New Jersey" prepared by Marc Associates, Inc., dated September 8, 1997, revised through January 28, 1998, and recorded on April 6, 1998 in the Burlington County Clerk's Office as Map No. 3175481, and (ii) the property designated on the Mount Laurel Township Tax Map as Block 1300.03, Lot 6. The property designated on the Mount Laurel Township Tax Map as Block 1300.03 Lots 5.02 and 6 was consolidated by Declaration of Consolidation dated May 4, 1999, recorded on May 28, 1999 in the Burlington County Clerk's Office in DB 5697, page 565. All such property is more particularly described according to ALTA/ACSM Land Title Survey of Marc Associates, Inc. dated May 4, 1998, revised September 19, 1998, September 22, 1998 and October 10, 1998 (Seifert Proj. No. 5018) as follows:

BEGINNING at a point in the Westerly right of way line of New Jersey State Highway Route 73, said point being the Southerly end of a curve having a radius of 35 feet, connecting the said right of way line of Route 73 with the Southerly right of way line of Crawford Place and extending; thence,

(1) Along the said line of Route 73 South 24 degrees 15 minutes 20 seconds East a distance of 290.60 feet to a point in the division line between Block 1300.03, Lots 6 and 11.01, thence

(2) South 87 degrees 39 minutes 10 seconds West along the said division line a distance of 233.02 feet to an angle point in same, thence

(3) South 24 degrees 15 minutes 20 seconds East a distance of 229.97 feet crossing over the division line between Mt. Laurel and Evesham Townships to a point in the division line between Block 1, Lot 3.02 and Block 1.12, Lot 1 in the Township of Evesham, thence

(4) South 01 degrees 53 minutes 20 seconds East along said division line a distance of 215.46 feet to an angle point in same, thence

(5) South 89 degrees 31 minutes 25 seconds West along said line a distance of
646.40 feet to a point in the division line between Block 1, Lots 3.01 and 3.02, thence

(6) North 11 degrees 08 minutes 27 seconds West a distance of 553.96 feet crossing over the division line between Mt. Laurel and Evesham Townships to a point in the said Southerly right of way line of Crawford Place, thence

(7) North 78 degrees 51 minutes 33 seconds East along said right of way line a distance of 518.52 feet to a point of curvature in same, thence

(8) Curving to the left along said right of way line with a radius of 560.00 feet, an arc distance of 128.08 feet having a central angle of 13 degrees 06 minutes 16 seconds to a point of tangency in same, thence

(9) North 65 degrees 45 minutes 17 seconds East along said right of way line a distance of 97.07 feet to a point of curvature in same, thence

(10) Curving to the right with a radius of 35 feet, an arc distance of 54.97 feet with a central angle of 89 degrees 59 minutes 23 seconds to the point and place of BEGINNING.

Containing 10.23 acres of land, more or less.

                                    EXHIBIT J

                              SPECIAL WARRANTY DEED
                           (FAIRFAX COUNTY, VIRGINIA)

               THIS DEED, made the ______ day of _____________, 2000, by and between VIRGINIA INNS, INC., a Tennessee corporation ("Grantor"); and PRIME HOSPITALITY CORP., a Delaware corporation ("Grantee").

                              W I T N E S S E T H:

               THAT FOR and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, bargain, sell and convey with SPECIAL WARRANTY of title unto Grantee all of that certain tract or parcel of land more particularly described on Exhibit A attached hereto and made a part hereof, together with all improvements thereon and all rights, licenses, easements, benefits and appurtenances thereunto, lying and being situated in Fairfax County, Virginia (the "Property").

               AND BEING the same property conveyed to Grantor by deed recorded in Deed Book 10666 at Page 1941, among the land records of Fairfax County, Virginia (the "Land Records").

               SUBJECT TO all restrictions, covenants, conditions, rights-of-way, easements and other matters of record, including, without limitation, the covenants, restrictions, easements, charges and liens set forth in that certain Declaration of Protective Covenants and Restrictions for Westfields, The International Corporate Center at Dulles dated January 20, 1986 and recorded among the Land Records in Deed Book 6309 at Page 533, as subsequently amended (collectively, the "Declaration"). The Declaration shall run with the land and every part thereof and shall be binding upon and inure to the benefit of all owners, lessees, licensees and occupants and their successors as set forth in the Declaration.

               WITNESS the following signature and seal:


                                   VIRGINIA INNS, INC., a Tennessee corporation



                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------

STATE OF _______________

COUNTY OF _______________, to wit:


                  The foregoing instrument was acknowledged before me this _____ day of ___________, 2000, by __________________, __________ of VIRGINIA INNS,
INC., a Tennessee corporation, on behalf of the company.



                                                                       (SEAL)
                                              -------------------------
                                              Notary Public

My Commission expires:
                      ---------------------

                                    Exhibit A

                           Description of the Property

               Lot 3 (containing 3.5400 acres), Being a Division of Parcel 21-1, Westfields, The International Corporate Center at Dulles, as the same appears platted, dedicated and recorded by Deed of Resubdivision recorded in Deed Book 10581, at Page 1482, among the land records of Fairfax County, Virginia

               TOGETHER WITH AND SUBJECT TO a non-exclusive easement for ingress and egress along the "Common Driveway" and an easement for utilities on both sides of such "Common Driveway", as set forth in that certain instrument entitled Ingress-Egress Easement Agreements dated as of April 28, 1988, and recorded April 28, 1988, in Deed Book 7011 at Page 1281, among the land records of Fairfax County, Virginia, as amended by instrument entitled Amendment to Ingress Egress Easement Agreement and Relocation of Common Driveway dated as of May 14, 1998, and recorded May 15, 1998, in Deed Book 10395 at Page 1222, among the aforesaid land records.

                                    EXHIBIT K

                        AMERISUITES FINISHES AND SIGNAGE
                            PLANS AND SPECIFICATIONS

                                    EXHIBIT L

                              OPERATING AGREEMENTS

                                    EXHIBIT M

                             EMPLOYEE BENEFIT PLANS

               1. ShoLodge 401(K) Plan, plan number 777853, with the Aetna Life Insurance and Annuity Company. Plan was effective 01-01-2000 and expires 12-31-2001. Plan is open to all eligible employees. ShoLodge contributes (matches) 20% of employees first 6% of wages to the plan.

               2. ShoLodge Group Health Plan, group policy GP-602251, effective 01-01- 1999, with Aetna Life Insurance Company. Plan provides for comprehensive medical coverage, accidental death and dismemberment and life insurance to certain eligible employees. ShoLodge pays 80% of eligible employees premiums and 50% of employees dependent premiums for those employees who select dependent coverage.

               3. ShoLodge Employee Handbook for Hotel Operations, dated 01-01-2000. This provides for certain benefits such as vacation, sick pay and holiday pay for eligible employees.

                                    EXHIBIT N

                            PURCHASE PRICE ALLOCATION


         Present Value of HPT Lease Guaranty
         Deposit                                          $11,000,000

         less reserve for operating deficits              $ 9,000,000
                                                          -----------
         Purchase Price                                   $ 2,000,000

                                    EXHIBIT O

                            PURCHASE PRICE REDUCTION


         Property                                               Amount
         --------                                               ------
         Tempe, AZ                                          $   94,624

         Tucson, AZ                                             80,220

         Tampa, FL                                              40,525

         Atlanta (Airport), GA                                  96,962

         Atlanta (Gwinnett Mall), GA                           106,488

         Atlanta (Cumberland Mall), GA                          90,212

         Fort Wayne, IN                                         91,098

         Columbus, OH                                          126,084

         Albuquerque, NM                                       108,252

         Hendersonville, TN                                     70,598

         Austin, TX                                             86,758

         El Paso, TX                                            85,986

         Dallas, TX                                            105,166

         San Antonio (Riverwalk), TX                           132,818

         Colorado Springs, CO                                  115,789

         Overland Park, KS                                     116,842

         Irving (Las Colinas), TX                              115,789

         Charlotte, NC                                         107,368

         Alpharetta, GA                                        108,421

         Sterling (Loudoun Tech), VA                           120,000
         ---------------------------                        ----------

         Total                                              $2,000,000




                                      0 - 1

                                    EXHIBIT P

                               MINIMUM ANNUAL RENT



         Additional Property                                  Amount
         -------------------                                  ------
         Pine Knoll Shores, NC                              $  939,000

         Indianapolis, IN                                    1,142,000

         Kansas City, MO                                     1,142,000

         Orlando, FL                                         1,142,000

         Subtotal                                           $4,365,000


         Texas Property                                         Amount
         --------------                                         ------
         Grand Prairie, TX                                   1,142,000

         Houston (Hobby Airport), TX                         1,032,000

         San Antonio (Crossroads), TX                          884,000

         Subtotal                                           $3,058,000

         Total                                              $7,423,000


                                    EXHIBIT Q

                         RESERVATION SYSTEM REQUIREMENTS











                                      Q - 1